                                                                    EXHIBIT 10.1

                               CREDIT AGREEMENT


                          dated as of January 5, 2001

                                     among

                        INSIGHT MIDWEST HOLDINGS, LLC,
                                  as Borrower

                           The Lenders Party Hereto,

                             BANK OF AMERICA, N.A.
                                      and

                          TD SECURITIES (USA), INC.,
                           as Co-Syndication Agents

                             FLEET NATIONAL BANK,
                            as Documentation Agent

                                      and

                             THE BANK OF NEW YORK,
                            as Administrative Agent

                          ---------------------------


                          BNY CAPITAL MARKETS, INC.,
                       as Lead Arranger and Book Runner

                        BANC OF AMERICA SECURITIES LLC,
                            FLEET SECURITIES INC.,
                             CHASE SECURITIES INC.
                                      and
                           TD SECURITIES (USA) INC.,
                                 as Arrangers

                                            TABLE OF CONTENTS
                                            -----------------
ARTICLE 1.      DEFINITIONS.........................................................................    1
                -----------

   Section 1.1  Defined Terms.......................................................................    1
                -------------
   Section 1.2  Classification of Loans And Borrowings..............................................   25
                --------------------------------------
   Section 1.3  Terms Generally.....................................................................   25
                ---------------
   Section 1.4  Accounting Terms; GAAP..............................................................   25
                ----------------------

ARTICLE 2.      THE CREDITS.........................................................................   26
                -----------

   Section 2.1  Commitments and Loans...............................................................   26
                ---------------------
   Section 2.2  Loans and Borrowings................................................................   28
                --------------------
   Section 2.3  Requests for Borrowings.............................................................   28
                -----------------------
   Section 2.4  Funding of Borrowings...............................................................   29
                ---------------------
   Section 2.5  Termination, Reduction and Increase Of Revolving Commitments........................   30
                ------------------------------------------------------------
   Section 2.6  Repayment of Loans..................................................................   33
                ------------------
   Section 2.7  Prepayment of Loans.................................................................   35
                -------------------
   Section 2.8  Evidence of Debt....................................................................   37
                ----------------
   Section 2.9  Letters of Credit...................................................................   37
                -----------------
   Section 2.10 Payments Generally; Pro Rata Treatment; Sharing of Setoffs..........................   42
                ----------------------------------------------------------

ARTICLE 3.      INTEREST, FEES, YIELD PROTECTION, ETC...............................................   43
                --------------------------------------

   Section 3.1  Interest............................................................................   43
                --------
   Section 3.2  Interest Elections..................................................................   44
                ------------------
   Section 3.3  Fees................................................................................   45
                ----
   Section 3.4  Alternate Rate Of Interest..........................................................   46
                --------------------------
   Section 3.5  Increased Costs; Illegality.........................................................   47
                ---------------------------
   Section 3.6  Break Funding Payments..............................................................   49
                ----------------------
   Section 3.7  Taxes...............................................................................   49
                -----
   Section 3.8  Mitigation Obligations..............................................................   50
                ----------------------

ARTICLE 4.      REPRESENTATIONS AND WARRANTIES......................................................   50
                ------------------------------

   Section 4.1  Organization; Powers................................................................   50
                --------------------
   Section 4.2  Authorization; Enforceability.......................................................   51
                -----------------------------
   Section 4.3  Governmental Approvals; No Conflicts................................................   51
                ------------------------------------
   Section 4.4  Financial Condition.................................................................   51
                -------------------
   Section 4.5  Properties..........................................................................   52
                ----------
   Section 4.6  Litigation and Environmental Matters................................................   52
                ------------------------------------
   Section 4.7  Compliance with Laws and Agreements.................................................   53
                -----------------------------------
   Section 4.8  Investment and Holding Company Status...............................................   53
                -------------------------------------
   Section 4.9  Taxes...............................................................................   53
                -----
   Section 4.10 Erisa..............................................................................   53
                -----
   Section 4.11 Disclosure.........................................................................   54

   Section 4.12 Subsidiaries.......................................................................   54
                ------------
   Section 4.13 Insurance..........................................................................   54
                ---------
   Section 4.14 Labor Matters......................................................................   54
                -------------
   Section 4.15 Solvency...........................................................................   55
                --------
   Section 4.16 Security Documents.................................................................   55
                ------------------
   Section 4.17 Federal Reserve Regulations........................................................   56
                ---------------------------

   Section 4.18 Franchises, Fcc, State Puc And Certain Copyright Matters...........................   56
                --------------------------------------------------------

ARTICLE 5.      CONDITIONS.........................................................................   57
                ----------

   Section 5.1  Effective Date.....................................................................   57
                --------------
   Section 5.2  Each Credit Event..................................................................   60
                -----------------

ARTICLE 6.      AFFIRMATIVE COVENANTS..............................................................   61
                ---------------------

   Section 6.1  Financial Statements and Other Information.........................................   61
                ------------------------------------------
   Section 6.2  Notices of Material Events.........................................................   62
                --------------------------
   Section 6.3  Existence; Conduct of Business.....................................................   62
                ------------------------------
   Section 6.4  Payment and Performance of Obligations.............................................   63
                --------------------------------------
   Section 6.5  Maintenance of Properties..........................................................   63
                -------------------------
   Section 6.6  Books and Records; Inspection Rights...............................................   63
                ------------------------------------
   Section 6.7  Compliance With Laws...............................................................   63
                --------------------
   Section 6.8  Use of Proceeds....................................................................   63
                ---------------
   Section 6.9  Information Regarding Collateral...................................................   64
                --------------------------------
   Section 6.10 Insurance..........................................................................   64
                ---------
   Section 6.11 Casualty and Condemnation..........................................................   65
                -------------------------
   Section 6.12 Additional Subsidiaries............................................................   65
                -----------------------
   Section 6.13 Further Assurances.................................................................   66
                ------------------
   Section 6.14 Environmental Compliance...........................................................   66
                ------------------------

ARTICLE 7.      NEGATIVE COVENANTS.................................................................   66
                ------------------

   Section 7.1  Indebtedness; Equity Interests.....................................................   66
                ------------------------------
   Section 7.2  Liens..............................................................................   68
                -----
   Section 7.3  Fundamental Changes................................................................   69
                -------------------
   Section 7.4  Investments, Loans, Advances, Guarantees and Acquisitions..........................   69
                ---------------------------------------------------------
   Section 7.5  Asset Sales........................................................................   71
                -----------
   Section 7.6  Sale and Lease-back Transactions...................................................   72
                --------------------------------
   Section 7.7  Hedging Agreements.................................................................   72
                ------------------
   Section 7.8  Restricted Payments................................................................   72
                -------------------
   Section 7.9  Transactions with Affiliates.......................................................   74
                ----------------------------
   Section 7.10 Restrictive Agreements.............................................................   74
                ----------------------
   Section 7.11 Amendment of Material Documents....................................................   75
                -------------------------------
   Section 7.12 Interest Coverage Ratio............................................................   75
                -----------------------
   Section 7.13 Pro Forma Debt Service Ratio.......................................................   75
                ----------------------------
   Section 7.14 Leverage Ratio.....................................................................   75
                --------------

ARTICLE 8.      EVENTS OF DEFAULT..................................................................   76
                -----------------

ARTICLE 9.      THE ADMINISTRATIVE AGENT...........................................................   79
                ------------------------

ARTICLE 10.     MISCELLANEOUS......................................................................   81
                -------------

   Section 10.1 Notices............................................................................   81
                -------
   Section 10.2 Waivers; Amendments................................................................   82
                -------------------
   Section 10.3 Expenses; Indemnity; Damage Waiver.................................................   83
                ----------------------------------
   Section 10.4 Successors and Assigns.............................................................   84
                ----------------------
   Section 10.5 Survival...........................................................................   87
                --------
   Section 10.6 Counterparts; Integration; Effectiveness...........................................   87
                ----------------------------------------
   Section 10.7 Severability.......................................................................   87
                ------------
   Section 10.8 Right of Setoff....................................................................   88
                ---------------
   Section 10.9 Governing Law; Jurisdiction; Consent to Service of Process.........................   88
                ----------------------------------------------------------

   Section 10.10 WAIVER OF JURY TRIAL..............................................................   89
                 --------------------
   Section 10.11 Headings..........................................................................   89
                 --------
   Section 10.12 Interest Rate Limitation..........................................................   89
                 ------------------------

SCHEDULES:
---------
==============================================================================
Schedule 1.1A                  Description of Existing Insight LP Properties
------------------------------------------------------------------------------
Schedule 1.1B                  Description of Insight Illinois Systems
------------------------------------------------------------------------------
Schedule 1.1C                  Description of AT&T Illinois Systems
------------------------------------------------------------------------------
Schedule 1.1D                  List of Existing Letters of Credit
------------------------------------------------------------------------------
Schedule 2.1                   List of Commitments
------------------------------------------------------------------------------
Schedule 4.6                   Disclosed Matters
------------------------------------------------------------------------------
Schedule 4.12                  List of Subsidiaries
------------------------------------------------------------------------------
Schedule 4.13                  List of Insurance
------------------------------------------------------------------------------
Schedule 7.1                   List of Existing Indebtedness
------------------------------------------------------------------------------
Schedule 7.2                   List of Existing Liens
------------------------------------------------------------------------------
Schedule 7.4                   List of Existing Investments
------------------------------------------------------------------------------
Schedule 7.9                   List of Agreements with Affiliates
------------------------------------------------------------------------------
Schedule 7.10                  Existing Restrictions
==============================================================================

EXHIBITS:
--------

==============================================================================
Exhibit A                      Form of Assignment and Acceptance
------------------------------------------------------------------------------
Exhibit B-1                    Form of Opinion of Special Communications
                               Counsel to the Loan Parties
------------------------------------------------------------------------------
Exhibit B-2                    Form of Opinion of Counsel to the Loan Parties
------------------------------------------------------------------------------
Exhibit C                      Form of Note
------------------------------------------------------------------------------
Exhibit D                      Form of Guarantee Agreement
------------------------------------------------------------------------------
Exhibit E                      Form of Security Agreement
------------------------------------------------------------------------------
Exhibit F                      Form of Revolving Increase Supplement
------------------------------------------------------------------------------
Exhibit G                      Form of Additional Term Loan Supplement
------------------------------------------------------------------------------
Exhibit H                      Form of Affiliate Subordination Agreement
------------------------------------------------------------------------------
Exhibit I                      Form of Assumption Agreement
==============================================================================

     CREDIT AGREEMENT, dated as of January 5, 2001, among INSIGHT MIDWEST HOLDINGS, LLC, the LENDERS party hereto, BANK OF AMERICA, N.A. and TD SECURITIES
(USA), INC., as Co-Syndication Agents, FLEET NATIONAL BANK, as Documentation Agent, and THE BANK OF NEW YORK, as Administrative Agent.

     The parties hereto agree as follows:

ARTICLE 1. DEFINITIONS
           -----------

     Section 1.1    Defined Terms
                    -------------

           As used in this Credit Agreement, the following terms have the meanings specified below:

           "A Term Commitment" means, with respect to each Lender having an A
            -----------------
Term Commitment, the commitment of such Lender to make an A Term Loan in an amount not exceeding the amount of such Lender's A Term Commitment as set forth on Schedule 2.1 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its A Term Commitment, as applicable, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.4. The amount of each Lender's A Term Commitment on the Agreement Date is set forth on Schedule 2.1. The aggregate amount of the A Term Commitments on the Agreement Date is $425,000,000. In the event that A Term Loans are not made on the Effective Date, the A Term Commitments shall be automatically terminated.

           "A Term Loan" means a Loan referred to in Section 2.1(b) and made
            -----------
pursuant to Section 2.4.

           "A Term Maturity Date" means June 30, 2009.
            --------------------

           "ABR", when used in reference to any Loan or Borrowing, refers
            ---
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

           "Additional Term Loan" and "Additional Term Loans" shall have the
            --------------------
respective meanings set forth in Section 2.1(e).

           "Additional Term Loan Borrowing Date" shall have the meaning set
            -----------------------------------
forth in the applicable Additional Term Loan Supplement.

           "Additional Term Loan Commitment" shall mean, as of any date and with
            -------------------------------
respect to any Lender, the amount set forth in paragraph 2 or 3 of the applicable Effective Additional Term Loan Supplement.

          "Additional Term Loan Maturity Date" shall have the meaning set forth
           ----------------------------------
in the applicable Additional Term Loan Supplement, provided that in no event
                                                   --------
shall such date occur prior to the A Term Loan Maturity Date as in effect on the Additional Term Loan Borrowing Date.

          "Additional Term Loan Supplement" means a supplement in the form of
           -------------------------------
Exhibit G.

          "Adjusted Annualized Consolidated Operating Cash Flow" means
           ----------------------------------------------------
Annualized Consolidated Operating Cash Flow adjusted, on a consistent basis, to give effect to acquisitions, dispositions and exchanges during the relevant fiscal quarter as if each had occurred on the first day of such quarter.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.
       ----------

          "Administrative Agent" means BNY, in its capacity as administrative
           --------------------
agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Affiliate Subordination Agreement" means the Affiliate Subordination
           ---------------------------------
Agreement, substantially in the form of Exhibit H, among the Borrower, the Parent and the Administrative Agent.

          "Agents" means, collectively, BNY, Bank of America, N.A., TD
           ------
Securities (USA), Inc. and Fleet National Bank and, solely for purposes of clauses (ii) and (iii) of Section 5.1(e), The Chase Manhattan Bank.

          "Agreement Date" means the first date appearing in this Credit
           --------------
Agreement.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the
                                           ----
Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Annualized Consolidated Operating Cash Flow" means, with respect to
           -------------------------------------------
any fiscal quarter, Consolidated Operating Cash Flow for such fiscal quarter multiplied by four.

          "Applicable Margin" means:
           -----------------

          (a) at all times from and after the Agreement Date and during the applicable periods set forth below: (i) with respect to ABR Revolving Borrowings and ABR A Term Loan Borrowings, the percentage set forth below under the heading "Revolving and A Term ABR Margin", (ii) with respect to Eurodollar Revolving Borrowings, Eurodollar A Term Loan Borrowings and fees payable under Section 3.3(b), the percentage set forth below under the heading "Eurodollar and LC Fee Margin", and (iii) with respect to the fees payable under Section 3.3(a), the percentage set forth below under the heading "Commitment Fee Margin":

        =========================================================================================
          When the
          Leverage                            Revolving
          Ratio is                              and             Eurodollar
        greater than                        A Term ABR          and LC Fee        Commitment Fee
        or equal to       and less than       Margin              Margin              Margin
        -----------------------------------------------------------------------------------------
          5.00:1.00                           1.500%              2.250%               0.375%
        -----------------------------------------------------------------------------------------
          4.50:1.00          5.00:1.00        1.250%              2.000%               0.375%
        -----------------------------------------------------------------------------------------
          4.00:1.00          4.50:1.00        1.000%              1.750%               0.375%
        -----------------------------------------------------------------------------------------
          3.50:1.00          4.00:1.00        0.750%              1.500%               0.250%
        -----------------------------------------------------------------------------------------
                             3.50:1.00        0.500%              1.250%               0.250%
        =========================================================================================

          (b) With respect to ABR B Term Loan Borrowings, 2.00%, and with respect to Eurodollar B Term Loan Borrowings, 2.75%.

          (c) With respect to the Additional Term Loans, "Applicable Margin" shall have the meaning set forth in Schedule I to the Effective Additional Term Loan Supplement.

Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall be based upon the certificate most recently delivered under Section 6.1(c) and shall become effective, in the event that such delivery shall occur on the first day of a calendar month, on such day and, in all other cases, on the first day of the calendar month immediately following such delivery. Notwithstanding anything to the contrary in this definition, (i) if the Borrower shall fail to deliver to the Administrative Agent such a certificate on or prior to any date required hereby, the Leverage Ratio for purposes of this defined term only shall be deemed to be greater than or equal to 5.00:1.00 from and including such date to the date of delivery to the Administrative Agent of such certificate, and
(ii) during the period commencing on the Agreement Date and ending on the date of delivery of such a certificate with respect to the fiscal quarter ending June 30, 2001, the Leverage Ratio for purposes of this defined term only shall be deemed to be greater than or equal to 5.00:1.00.

          "Applicable Percentage" means, with respect to any applicable Lender,
           ---------------------
the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable

Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

          "Approved Fund" means, with respect to any Lender that is a fund that
           -------------
invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Asset Contribution" means the contribution by the Parent to the
           ------------------
Borrower of (a) all of the Parent's interests in Insight Indiana and Insight Kentucky, (b) the Existing Insight LP Properties, (c) the Insight Illinois Systems, (d) the AT&T Illinois Systems and (e) the Insight Exchange System; and the further contribution by the Borrower of all of the foregoing to Insight Indiana.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4), and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Assumed Demand Loans" means all of the Demand Loans other than the
           --------------------
Separate Demand Loans.

          "Assumption" means (i) the assumption by the Parent of (a) all
           ----------
liabilities and obligations of Insight LP in respect of the Insight LP Letters of Credit (as defined in the Assumption Agreement), and (b) all liabilities and obligations of the Demand Loan Borrowers (as defined in the Assumption Agreement) to the Holders (as defined in the Assumption Agreement) in respect of the Assumed Demand Loans, and (ii) the further assumption by the Borrower of all of the liabilities and obligations referred to in clause (i) of this defined term, in each case pursuant to the Assumption Agreement.

          "Assumption Agreement" means the Assumption Agreement, substantially
           --------------------
in the form of Exhibit I, among the Parent, the Borrower and the Holders (as defined therein).

          "AT&T" shall mean AT&T Corp., and/or one or more of the direct or
           ----
indirect subsidiaries thereof.

          "AT&T Illinois Systems" means AT&T's cable television systems in
           ---------------------
Bloomington, Danville, Galesburg, Greenup, Peoria, Peru, Rock Falls/Princeton, Springfield, Kewanee, Lincoln/Pekin/Morton, and Quincy, Illinois, all as more specifically described on Schedule 1.1C.

          "AT&T Transaction" means the contribution of the AT&T Illinois Systems
           ----------------
by AT&T to the Parent.

          "Availability Period" means the period from and including the
           -------------------
Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

          "B Term Commitment" means, with respect to each Lender having a B Term
           -----------------
Commitment, the commitment of such Lender to make a B Term Loan in an amount not exceeding the amount of such Lender's B Term Commitment as set forth on Schedule
2.1 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its B Term Commitment, as applicable, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.4. The amount of each Lender's B Term Commitment on the Agreement Date is set forth on Schedule 2.1. The aggregate amount of the B Term Commitments on the Agreement Date is $900,000,000. In the event that B Term Loans are not made on the Effective Date, the B Term Commitments shall be automatically terminated.

          "B Term Loan" means a Loan referred to in Section 2.1(c) and made
           -----------
pursuant to Section 2.4.

          "B Term Maturity Date" means December 31, 2009.
           --------------------

          "BNY" means The Bank of New York and its successors.
           ---

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means Insight Midwest Holdings, LLC, a Delaware limited
           --------
liability company.

          "Borrowing" means Revolving Loans, A Term Loans, B Term Loans or
           ---------
Additional Term Loans, as applicable, of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Request" means a request by the Borrower for a Borrowing in
           ------------------
accordance with Section 2.3.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed, provided that, when used in connection with a Eurodollar Loan,
                  --------
the term "Business Day" shall also exclude any day on which banks are not open
          ------------
for dealings in dollar deposits in the London interbank market.

          "Cable Television System Acquisition" means any acquisition by the
           -----------------------------------
Borrower or any Subsidiary of any Cable Television Business or any other Person which owns and operates a Cable Television Business. For purposes of this defined term, "Cable Television Business" means the business of (i) acquiring,
               -------------------------
developing, owning, operating, managing, selling, or investing in cable television systems and businesses that, at the time of such acquisition, are related to and ancillary to the ownership and operation of cable television systems (including, but not limited to, high speed data service, Internet access, telephony services and other telephony-related investments or businesses, and video wireless services and wireless communications services and other wireless-related investments or businesses, but not including multipoint distribution systems, multichannel multipoint distribution systems, direct-to-home satellite systems or internet backbone services), and
(ii) using IP technology to provide telephone, fax, video, video conferencing, telecommuting, virtual private networks, security and energy management services to subscribers of the Borrower's or any Subsidiary's cable television systems. For purposes of this defined term, "IP" means the Internet Protocols as defined by the document titled RFC-791, by John Pastell of the University of Southern California, dated 1981, or subsequent revisions thereof.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Change in Control" means (i) the failure of either AT&T or Insight
           -----------------
Holdings to maintain, directly or indirectly, beneficial ownership of at least 25% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower on a fully diluted basis, or (ii) any Person (other than AT&T, Insight Holdings, and/or any one or more of their respective direct and indirect subsidiaries) shall act as a manager of the Borrower's business or operations. For purposes of this defined term only, "AT&T" shall include any Person (together with other Persons controlled by such Person) "spun-off" from AT&T that owns, or any other Person (together with other Persons controlled by such Person) that shall have succeeded to, directly or indirectly, all or substantially all of the cable television assets owned by AT&T prior to such "spin-off" and the related transactions contemplated therewith.

          "Change in Law" means (i) the adoption of any law, rule or regulation
           -------------
by any Governmental Authority after the date of this Credit Agreement, (ii) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Credit Agreement or
(iii) compliance by any Credit Party (or, for purposes of Section 3.5(b), by any lending office of such Credit Party or by such Credit Party's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Credit Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, A Term Loans, B Term Loans or Additional Term Loans.

          "Closing Date" has the meaning set forth in Section 10.6.
           ------------

          "Code" means the Internal Revenue Code of 1986.
           ----

          "Collateral" means any and all "Collateral" as defined in any
           ----------
applicable Security Document.

                  "Commitments" means, collectively, the Revolving Commitments,
                   -----------
the A Term Commitments, the B Term Commitments and the Additional Term Loan Commitments, if existing.

                  "Communications Act" means the Federal Communications Act of
                   ------------------
1934, and the rules and regulations issued thereunder.

                  "Copyright Act" means The Copyright Act of 1976, and the rules
                   -------------
and regulations issued thereunder.

                  "Consolidated Interest Expense" means, for any period, the
                   -----------------------------
interest expense, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations), accrued or paid by the Borrower and the Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Operating Cash Flow" means, for any period, net
                   --------------------------------
income (net of interest income) for such period of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, plus,
                                                                          ----
without duplication and to the extent deducted in determining such net income, the sum of (i) Consolidated Interest Expense for such period, (ii) provision for income taxes for such period, (iii) the aggregate amount attributable to depreciation and amortization for such period, (iv) the aggregate amount of extraordinary or non-recurring charges during such period and (v) the aggregate amount of non-cash expenses during such period, and minus, without duplication
                                                    -----
and to the extent added in determining such net income, the aggregate amount of extraordinary, non-cash and non-recurring additions to income during such period.

                  "Consolidated Pro Forma Debt Service" means, with respect to
                   -----------------------------------
any four consecutive fiscal quarter period, the sum (without duplication) of (i) Consolidated Pro Forma Interest Expense, (ii) with respect to all Indebtedness of the Borrower and the Subsidiaries, the Parent Debt and any Designated Holding Company Debt, in each case under revolving credit facilities, an amount equal to the excess, if any, of (x) the aggregate outstanding principal balance of all such Indebtedness at the beginning of such period over (y) the aggregate amount of all commitments under such revolving credit facilities that, at the beginning of such period, are scheduled to remain in effect as of the end of such period, and (iii) with respect to all other Indebtedness of the Borrower and the Subsidiaries, and all other Parent Debt and other Designated Holding Company Debt, all repayments of such Indebtedness that, at the beginning of such period, were scheduled to be made during such period.

                  "Consolidated Pro Forma Interest Expense" means with respect
                   ---------------------------------------
to any four fiscal quarter period, the sum of all interest expense and commitment and facility fees, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations), payable in respect of, without duplication (a) the aggregate of all Indebtedness, in each case of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, (b) the Parent Debt (other than any non-cash portion thereof), and (c) the Designated Holding Company Debt (other than any non-cash portion thereof), in each such case giving effect to (i) the aggregate of all such Indebtedness outstanding and the rates in effect as of the beginning of such period and (ii) principal amounts that are scheduled to become payable during such period by the Borrower, any Subsidiary, the Parent or any Holding Company, as applicable in respect of such Indebtedness.

                  "Consolidated Total Debt" means, as of any date, the aggregate
                   -----------------------
principal amount of all Indebtedness of the Borrower and the Subsidiaries that would be reflected as liabilities on a consolidated balance sheet of the Borrower and the Subsidiaries as of such date prepared in accordance with GAAP, including the undrawn amount under all Letters of Credit and each other letter of credit for the account of the Borrower or any Subsidiary.

                  "Control" means the possession, directly or indirectly, of the
                   -------
power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

                  "Co-Syndication Agents" means, collectively, Bank of America,
                   ---------------------
N.A. and TD Securities (USA), Inc.

                  "Credit Parties" means the Administrative Agent, the Issuing
                   --------------
Bank and the Lenders.

                  "Default" means any event or condition which constitutes an
                   -------
Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Demand Loans" means, collectively (a) a series of demand
                   ------------
loans made to Insight LP on the Effective Date by the Holders (as defined in the Assumption Agreement) in an aggregate principal amount equal to $348,295,729 for the purpose of enabling Insight LP to consummate the Illinois Purchase, (b) a series of demand loans made to the Demand Loan Borrowers (as defined in the Assumption Agreement) on the Effective Date by the Holders (as defined in the Assumption Agreement) in an aggregate amount equal to $306,158,344 for the purpose of enabling the parties thereto to consummate the Initial Transactions, and (c) the Separate Demand Loans.

                  "Designated Holding Company Debt" means any Holding Company
                   -------------------------------
Debt that is designated by the Borrower as such substantially contemporaneously with the incurrence thereof by the applicable Holding Company, such designation to be in the form of a written notice to the Administrative Agent and the Lenders.

                  "Disclosed Matters" means the actions, suits and proceedings
                   -----------------
and the environmental matters disclosed in Schedule 4.6.

                  "Disqualified Equity" means any Equity Interest of any Person
                   -------------------
that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 120 days after the later to occur of the B Term Maturity Date and the date on which the 10 1/2% Senior Notes mature; provided,
                                                                     --------
however, that Equity Interests that would constitute Disqualified Equity solely because the holders thereof have the right to require such Person to repurchase or redeem such Equity Interests upon the occurrence of one or more certain events shall not constitute Disqualified Equity if the terms of such Equity Interest provide that such Person may not repurchase or redeem any such Equity Interest unless such repurchase or redemption complies with Section 7.8 of this Credit Agreement.

                  "Documentation Agent" means Fleet National Bank.
                   -------------------

                  "dollars" or "$" refers to lawful money of the United States
                   -------      -
of America.

                  "Effective Additional Term Loan Supplement" shall mean an
                   -----------------------------------------
Additional Term Loan Supplement, if any, that has been delivered to and accepted by the Agent in accordance with Section 2.1(d).

                  "Effective Date" means the date on which the conditions
                   --------------
specified in Section 5.1 are satisfied (or waived in accordance with Section 10.2).

                  "Environmental Laws" means all laws, rules, regulations,
                   ------------------
codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means, as to any Person, any
                   -----------------------
liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of such Person directly or indirectly resulting from or based upon (i) violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) exposure to any Hazardous Materials, (iv) the release or threatened release of any Hazardous Materials into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equity Interest" means (a) shares of corporate stock,
                   ---------------
partnership interests, membership interests, and any other interest that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person, and (b) all warrants, options or other rights to acquire any Equity Interest set forth in clause (a) of this defined term (but excluding any debt security that is convertible into, or exchangeable for, any such Equity Interest).

                  "ERISA" means the Employee Retirement Income Security Act of
                   -----
1974.

                  "ERISA Affiliate" means any trade or business (whether or not
                   ---------------
incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" means (i) any "reportable event", as defined in
                   -----------
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Eurodollar", when used in reference to any Loan or Borrowing,
                   ----------
refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" has the meaning assigned to such term in
                   ----------------
Article 8.

                  "Excluded Taxes" means, with respect to any Credit Party or
                   --------------
any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (i) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Credit Party, in which its applicable lending office is located, (ii) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such Loan Party is located and (iii) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Credit Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 3.7(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Loan Party with respect to such withholding tax pursuant to
Section 3.7(a).

                  "Existing Credit Agreements" means (a) the Fourth Amended and
                   --------------------------
Restated Credit Agreement, dated as of December 21, 1998, by and among Insight LP, the lenders party thereto, CIBC Inc. and Fleet Bank, N.A., as co-agents, and The Bank of New York, as agent and as issuing bank, (b) the Credit Agreement, dated as of October 30, 1998, by and among Insight Indiana, the lenders party thereto, Canadian Imperial Bank of Commerce, as syndication agent and as co-lead arranger, Fleet Bank, N.A., as documentation agent, Bank of Montreal, The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi Trust Company, Dresdner Bank AG, New York and Grand Cayman Branches, Bank of America, NA (formerly known as NationsBank, N.A.), PNC Bank, National Association, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as co-agents and The Bank of New York, as issuing bank, as administrative agent and as co-lead arranger, and, (c) the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 1, 1999, among Insight Kentucky Partners I, L.P., a Delaware limited partnership formerly known as InterMedia Partners VI, L.P., each of the several financial institutions identified on the signature pages thereof, and Toronto Dominion (Texas), Inc., as administrative agent.

                  "Existing Insight LP Properties" means Insight LP's cable
                   ------------------------------
television systems in Rockford, Illinois, Griffin, Georgia and areas of Indiana, all as more specifically set forth on Schedule 1.1A.

                  "FCC" means the Federal Communications Commission, or any
                   ---
Governmental Authority succeeding to the functions thereof.

                  "Federal Funds Effective Rate" means, for any day, a rate per
                   ----------------------------
annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the
                                                       --------
day for which such rate is to be determined is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Effective Rate for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by it.

                  "Financial Officer" means, with respect to any Person, the
                   -----------------
chief financial officer, principal accounting officer, treasurer, controller or senior vice president, finance of such Person.

                  "Foreign Lender" means any Lender that is organized under the
                   --------------
laws of a jurisdiction other than that in which the applicable Loan Party is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "GAAP" means generally accepted accounting principles in
                   ----
effect from time to time in the United States of America.

                  "Governmental Authority" means the government of the United
                   ----------------------
States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Greenwood Acquisition" means the acquisition by Insight
                   ---------------------
Indiana of cable television systems located in and around the Indiana communities of Greenwood, Bargersville, Whiteland, New Whiteland and Johnson County.

                  "Guarantee" of or by any Person (the "guarantor") means any
                   ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guaranteed" has a meaning correlative thereto.

                  "Guarantee Agreement" means the Guarantee Agreement,
                   -------------------
substantially in the form of Exhibit D, among the Parent, the Subsidiary Guarantors and the Administrative Agent, for the benefit of the Secured Parties.

                  "Guarantee Documents" means the Guarantee Agreement and each
                   -------------------
other guarantee agreement, instrument or other document executed or delivered pursuant to Section 6.12 or 6.13 to guarantee any of the Obligations.

                  "Hazardous Materials" means all explosive or radioactive
                   -------------------
substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Hedging Agreement" means any interest rate protection
                   -----------------
agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price swap, cap, collar, hedging or other like arrangement.

                  "Holding Company" means the Parent, and any other Person
                   ---------------
(other than a natural person) that Controls the Borrower.

                  "Holding Company Debt" means any Indebtedness of any Holding
                   --------------------
Company (a) that is not guaranteed by the Borrower or any Subsidiary, and (b) to the extent that the net proceeds from the issuance of such Indebtedness were used substantially simultaneously with such issuance to make cash equity investments in the Borrower.

                  "Illinois Exchange" means the exchange by Insight LP of its
                   -----------------
Claremont, California cable television system for the Insight Exchange System.

                  "Illinois Purchase" means the purchase by Insight LP of the
                   -----------------
Insight Illinois Systems from AT&T for approximately $393,500,000.

                  "Indebtedness" of any Person means, without duplication, (i)
                   ------------
all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by or otherwise in respect of bonds, debentures, notes or similar instruments, including seller paper, (iii) all obligations of such Person upon which interest charges are customarily paid, (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services (excluding trade payables incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all Guarantees by such Person of Indebtedness of others,
(viii) all Capital Lease Obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (including any undrawn face amount of the Letters of Credit), (x) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted (e.g., take-or-pay obligations) or similar obligations, (xi) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and
(xii) Disqualified Equity. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.
                   -----------------

                  "Indemnitee" has the meaning assigned to such term in Section
                   ----------
10.3(b).

                  "Initial Syndication Period" means the period commencing on
                   --------------------------
the Agreement Date and ending on the day on which the Administrative Agent notifies the Borrower in writing that the initial syndication of the credit facilities established under this Credit Agreement has been completed, but in no event later than three months after the Effective Date.

                  "Initial Transaction Documents" means (i) the Asset Exchange
                   -----------------------------
Agreement, dated as of the 15th day of August, 2000, by and between MediaOne of Illinois, Inc., a Delaware corporation and Insight LP, the Asset Purchase And Sale Agreement, dated as of the 15th day of August, 2000, by and between TCI of Illinois, Inc. an Illinois corporation, TCI of Racine, Inc., a Wisconsin corporation, and UACC Midwest, Inc., a Delaware corporation, and Insight LP, and the Asset Contribution Agreement, dated as of the 15th day of August, 2000, by and among, Command Cable of Eastern Illinois Limited Partnership, a New Jersey limited partnership, MediaOne of Illinois, Inc., a Delaware corporation, Northwest Illinois TV Cable Company, an Illinois limited partnership, S/D Cable Partners, Ltd., a Colorado limited partnership, TCI American Cable Holdings, L.P., a Colorado limited partnership, TCI of Bloomington/Normal, Inc., a Virginia corporation, TCI Cablevision of Texas, Inc., a Texas corporation, UACC Midwest, Inc., a Delaware corporation, United Cable Television of Illinois Valley, Inc., an Illinois corporation, United Cable Television of Southern Illinois, Inc., a Delaware corporation, TCI of Indiana Holdings, LLC, a Colorado limited liability company, Insight LP and the Parent, and (ii) each other agreement, instrument or other document executed or delivered in connection therewith, including all approvals and consents obtained, and any legal opinions delivered, in connection with the Initial Transactions (and, in the case of each such legal opinion, evidence satisfactory to the Administrative Agent that the Credit Parties shall be permitted to rely thereon).

                  "Initial Transactions" means, collectively: (a) the execution
                   --------------------
and delivery of the Loan Documents on or prior to the Effective Date, and the payment of all fees, expenses and other sums due and owing in connection therewith, (b) the termination of each of the Existing Credit Agreements, the repayment of all sums owing thereunder, and the release of all Liens securing the obligations thereunder, (c) the Assumption, (d) the repayment in full of all principal of and interest on the Demand Loans, (e) the AT&T Transaction, (f) the Insight LP Transaction, (g) the Asset Contribution, and (h) each other transaction contemplated by the Initial Transaction Documents to the extent scheduled to occur on or prior to the Effective Date pursuant to the terms of the Initial Transaction Documents.

                  "Insight Exchange System" means the cable television system of
                   -----------------------
AT&T located in Freeport, Illinois.

                  "Insight Holdings" means Insight Communications Company, Inc.,
                   ----------------
a Delaware corporation.

                  "Insight Indiana" means Insight Communications Midwest LLC, a
                   ---------------
Delaware limited liability company formerly known as Insight Communications of Indiana, LLC..

                  "Insight Illinois Systems" means certain cable television
                   ------------------------
systems of AT&T located in Champaign/Urbana, Decatur, Macomb, Dixon, Belvidere and North Utica, Illinois, all as more specifically described on Schedule 1.1B.

                  "Insight Kentucky" means Insight Communications of Kentucky,
                   ----------------
L.P., a Delaware limited partnership.

                  "Insight LP" shall mean Insight Communications Company, L.P.,
                   ----------
a Delaware limited partnership.

                  "Insight LP Transaction" means, collectively (a) the Illinois
                   ----------------------
Exchange and the Illinois Purchase and (b) the contribution by Insight LP to the Parent of (i) the Insight Exchange System and the Insight Illinois Systems and
(ii) the Existing Insight LP Properties.

                  "Insight Ohio" means Insight Communications of Central Ohio,
                   ------------
LLC, a Delaware limited liability company.

                  "Insight Ohio Holdings" means Insight Holdings of Ohio, LLC, a
                   ---------------------
Delaware limited liability company, which owns 100% of the common equity interests of Insight Ohio.

                  "Interest Coverage Ratio" means, as of any fiscal quarter end,
                   -----------------------
the ratio of (i) Consolidated Operating Cash Flow for the four consecutive fiscal quarter period then ended to (ii) Consolidated Interest Expense for such period.

                  "Interest Election Request" means a request by the Borrower to
                   -------------------------
convert or continue a Borrowing in accordance with Section 3.2.

                  "Interest Payment Date" means (i) with respect to any ABR
                   ---------------------
Loan, the last day of each March, June, September and December, (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, (iii) as to all Revolving Loans, the Revolving Maturity Date, (iv) as to all A Term Loans, the A Term Maturity Date, and (v) as to all B Term Loans, the B Term Maturity Date.

                  "Interest Period" means the period commencing on the date of
                   ---------------
such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three, six or, with the consent of all of the applicable Lenders, twelve months thereafter, as the Borrower may elect, provided that (i)
                                                              --------
if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day,
(ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) during the Initial Syndication Period, the Borrower may only select Interest Periods of not greater than one month all of which shall commence on the same date and end on the same date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Issuing Bank" means BNY, in its capacity as issuer of Letters
                   ------------
of Credit.

                  "LC Disbursement" means a payment made by the Issuing Bank
                   ---------------
pursuant to a Letter of Credit.

                  "LC Exposure" means, at any time, the sum, without
                   -----------
duplication, of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (ii) the aggregate amount of all LC Disbursements that
                    ----
have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "Lenders" means the Persons listed on Schedule 2.1 and any
                   -------
other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, a Revolving Increase Supplement or an Additional Term Loan Supplement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "Letter of Credit" means (i) any letter of credit (and any
                   ----------------
successive renewals thereof) issued pursuant to this Credit Agreement and (ii) any letter of credit listed on Schedule 1.1D.

                  "Leverage Ratio" means, as of any date, the ratio of (i)
                   --------------
Consolidated Total Debt as of such date to (ii) Adjusted Annualized Consolidated Operating Cash Flow for the most recent fiscal quarter in respect of which the financial statements required by paragraphs (a) or (b) of Section 6.1 have been delivered.

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing
                   ---------
for any Interest Period, the rate of interest per annum as determined by the Administrative Agent, equal to the rate, as reported by BNY to the Administrative Agent, quoted by BNY to leading banks in the London interbank market as the rate at which BNY is offering dollar deposits in an amount approximately equal to its ratable share of such Eurodollar Borrowing for dollar deposits with a maturity comparable to such Interest Period at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "License" shall mean each license, authorization,
                   -------
certification, waiver and permit required from any Governmental Authority acting under the Communications Act or State Law.

                  "Lien" means, with respect to any asset, (i) any mortgage,
                   ----
deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" means this Credit Agreement, the Notes, the
                   --------------
Guarantee Documents, the Affiliate Subordination Agreement, the documentation in respect of each Letter of Credit and the Security Documents.

                  "Loan Parties" means the Borrower, the Parent and the
                   ------------
Subsidiary Guarantors.

               "Loans" means the loans made by the Lenders to the Borrower
                -----
pursuant to this Credit Agreement.

               "Management Agreements" means (a) the Management Agreement, dated
                ---------------------
as of October 1, 1999, between Insight LP and Insight Kentucky Partners II, L.P. and (b) the Amended and Restated Management Agreement, dated as of October 1, 1999, between Insight LP and Insight Indiana.

               "Management Fees" means fees payable by Insight Indiana and
                ---------------
Insight Kentucky Partners II, L.P., a Delaware limited partnership, to Insight LP pursuant to the Management Agreements in a maximum amount not to exceed 3% of the consolidated gross revenue of the Borrower and the Subsidiaries for the most recently ended fiscal quarter.

               "Margin Stock" has the meaning assigned to such term in
                ------------
Regulation U.

               "Material Adverse Effect" means a material adverse effect on (i)
                -----------------------
the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, or the Parent, the Borrower and the Subsidiaries taken as a whole, (ii) the ability of any Loan Party to perform any of its obligations under any Loan Document or
(iii) the rights of or benefits available to any Credit Party under any Loan Document.

               "Material Obligations" means Indebtedness (other than
                --------------------
Indebtedness under the Loan Documents) or other obligations of any one or more of the Borrower or any Subsidiary in an aggregate principal amount exceeding $15,000,000. For purposes of determining Material Obligations, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary, as applicable, would be required to pay if such Hedging Agreement were terminated at such time.

               "Multiemployer Plan" means a multiemployer plan as defined in
                ------------------
Section 4001(a)(3) of ERISA.

               "Net Proceeds" means, with respect to any event, (i) the cash
                ------------
proceeds received in respect of such event, including (A) any cash received in respect of any non-cash proceeds, but only as and when received, (B) in the case of a casualty, insurance proceeds, (C) in the case of a condemnation or similar event, condemnation awards and similar payments, and (D) in the case of the issuance of Equity Interests, any cash subscription payment or other cash consideration paid in connection therewith, (ii) net of the sum of (A) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties in connection with such event, (B) in the case of a sale, transfer, lease or other disposition of an asset (including pursuant to a sale and leaseback transaction), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Indebtedness under the Loan Documents or in respect of the 9-3/4% Senior Notes, the 10-1/2% Senior Notes, or any Holding Company Debt) secured by such asset or otherwise subject to mandatory payment as a result of such event and
(C) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiaries and the amount of any reserves established by the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer); provided,
                                                                 --------
however, that with respect to any sale, transfer, lease or other disposition of
-------
an asset (including pursuant to a sale and leaseback transaction or, subject to Section 6.11, a casualty or other insured damage or condemnation or similar proceeding) or any issuance of an Equity Interest, if the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of such sale, transfer, lease or other disposition or issuance setting forth the Borrower's or such Subsidiary's intent to use the proceeds of such sale, transfer, lease or other disposition or issuance to replace or repair the assets that are the subject thereof with, or otherwise purchase, other assets to be used in the same line of business within 360 days of receipt of such proceeds and no Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds and such proceeds shall not constitute Net Proceeds except to the extent not so used at the end of such 360-day period, at which time such proceeds shall be deemed Net Proceeds.

               "9 3/4% Senior Note Indenture" means the Indenture, dated as of
                ----------------------------
October 1, 1999, made by the Parent and Insight Capital, Inc., to Harris Trust Company of New York, as Trustee, relating to the 9 3/4% Senior Notes.

               "9 3/4% Senior Notes" means the Series A and Series B 9 3/4%
                -------------------
Senior Notes, due 2009, issued by the Parent and Insight Capital, Inc.

               "Notes" means, with respect to each Lender, a promissory note
                -----
evidencing such Lender's Loans payable to the order of such Lender (or, if required by such Lender, to such Lender and its registered assigns) substantially in the form of Exhibit C.

               "Obligations" has the meaning assigned to such term in the
                -----------
Security Agreement.

               "Other Taxes" means any and all current or future stamp or
                -----------
documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

               "Parent" means Insight Midwest, L.P., a Delaware limited
                ------
partnership.

               "Parent Debt" means all Indebtedness of the Parent, including
                -----------
under the 9 3/4% Senior Notes and the 10 1/2% Senior Notes.

               "Participant" has the meaning assigned to such term in Section
                -----------
10.4(e).

               "PBGC" means the Pension Benefit Guaranty Corporation referred to
                ----
and defined in ERISA and any successor entity performing similar functions.

               "Perfection Certificate" means a certificate in the form of Annex
                ----------------------
1 to the Security Agreement or any other form approved by the Administrative Agent.

               "Permitted Encumbrances" means:
                ----------------------

                    (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 6.4;

                    (b) landlords', vendors', carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 6.4;

                    (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                    (d) deposits to secure the performance of bids, trade contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                    (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article 8;

                    (f) easements, zoning restrictions, rights-of-way and similar encumbrances on, and other imperfections of title with respect to, real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower and the Subsidiaries;

                    (g) Liens on the assets of any Subsidiary Guarantor in favor of the Borrower or any other Subsidiary Guarantor, and Liens on assets of the Borrower in favor of any Subsidiary Guarantor; and

                    (h) Liens on Margin Stock to the extent that a prohibition on such Liens would violate Regulation U.

               "Permitted Investments" means:
                ---------------------

                    (a) debt obligations maturing within one year from the date of acquisition thereof to the extent the principal thereof and interest thereon is backed by the full faith and credit of the United States of America;

                    (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating not lower than (i) A-1 by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or any successor thereto, and (ii) P-1 by Moody's Investors Service, Inc. or any successor thereto;

                    (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 or, to the extent not otherwise included, any Lender; and

                    (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition.

               "Person" means any natural person, corporation, limited liability
                ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

               "Plan" means any employee pension benefit plan (other than a
                ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

               "Prepayment Event" means, without duplication:
                ----------------

                    (a) any sale, transfer, lease or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary, other than (i) dispositions described in clauses (a), (b) and (c) of Section 7.5 and
          (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $5,000,000 during any fiscal year of the Borrower;

                    (b) any Restricted Asset Sale;

                    (c) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary, other than casualties, insured damage or takings resulting in aggregate Net Proceeds not exceeding $5,000,000 during any fiscal year;

                    (d) the issuance of any Equity Interest by any of the Subsidiaries, other than (i) to the Borrower or any Wholly-Owned Subsidiary, and (ii) any such issuance by a Subsidiary as consideration to the seller in connection with a Cable Television System Acquisition by such Subsidiary permitted by
          Section 7.4(g); and

                    (e) the issuance by the Borrower of any Equity Interest, or the receipt by the Borrower or any Subsidiary Guarantor of any capital contribution, other than (i) as expressly contemplated by the Initial Transactions, (ii) the receipt of any such capital contribution from the Borrower or any Subsidiary, and (iii) any such capital contribution from the Parent to the Borrower.

               "Prime Rate" means the rate of interest per annum publicly
                ----------
announced from time to time by BNY as its prime commercial lending rate at its principal office in New York City; each change in the Prime Rate being effective from and including the date such change is publicly announced as being effective. The Prime Rate is not intended to be lowest rate of interest charged by BNY in connection with extensions of credit to borrowers.

               "Pro Forma Debt Service Ratio" means, as of the end of any fiscal
                ----------------------------
quarter, the ratio of (i) Adjusted Annualized Consolidated Operating Cash Flow for the fiscal quarter then ended to (ii) Consolidated Pro Forma Debt Service for the four fiscal quarter period commencing immediately thereafter.

               "Register" has the meaning assigned to such term in Section
                --------
10.4(c).

               "Regulation D" means Regulation D of the Board as from time to
                ------------
time in effect and all official rulings and interpretations thereunder or thereof.

               "Regulation T" means Regulation T of the Board as from time to
                ------------
time in effect and all official rulings and interpretations thereunder or thereof.

               "Regulation U" means Regulation U of the Board as from time to
                ------------
time in effect and all official rulings and interpretations thereunder or thereof.

               "Regulation X" means Regulation X of the Board as from time to
                ------------
time in effect and all official rulings and interpretations thereunder or thereof.

               "Related Parties" means, with respect to any specified Person,
                ---------------
such Person's Affiliates and the respective directors, officers, employees, agents, trustees and advisors of such Person and such Person's Affiliates.

               "Required Lenders" means, at any time, Lenders having Total
                ----------------
Credit Exposures representing greater than 50% of the sum of the aggregate Total Credit Exposures of all Lenders.

               "Restricted Asset Sale" means (i) any "Asset Sale" under and as
                ---------------------
such term is defined in the 9 3/4% Senior Note Indenture, and (ii) any "Asset Sale" under and as such term is defined in the 10 1/2% Senior Note Indenture.

               "Restricted Payment" means, as to any Person, (i) any dividend or
                ------------------
other distribution by such Person (whether in cash, securities or other property) with respect to any Equity Securities of such Person, (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares or any option, warrant or other right to acquire any such shares, (iii) any payment of principal or interest or any purchase, redemption, retirement, acquisition or defeasance of or with respect to any Indebtedness of such Person which is subordinated to the payment of the Obligations, (iv) the acquisition for value by such Person of any Equity Securities issued by such Person or any other Person that Controls such Person, and (v) any payment by such Person of any management fee or other similar fees payable to any Affiliate of such Person.

               "Revolving Commitment" means, with respect to each Lender having
                --------------------
a Revolving Commitment, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, in an aggregate outstanding amount not exceeding the amount of such Lender's Revolving Commitment as set forth on Schedule 2.1, in the initial Revolving Increase Supplement executed and delivered by such Lender, the Borrower and the Administrative Agent, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable, as such commitment may be reduced or increased from time to time pursuant to Section 2.5 or pursuant to assignments by or to such Lender pursuant to Section 10.4. The amount of each Lender's Revolving Commitment on the Agreement Date is set forth on Schedule 2.1. The initial aggregate amount of the Revolving Commitments on the Agreement Date is $425,000,000.

               "Revolving Credit Exposure" means, with respect to any Lender at
                -------------------------
any time, the sum of the aggregate outstanding principal amount of such Lender's Revolving Loans plus its LC Exposure at such time.

               "Revolving Increase Supplement" means an increase supplement in
                -----------------------------
the form of Exhibit F.

               "Revolving Loan" means a Loan referred to in Section 2.1(a) and
                --------------
made pursuant to Section 2.4.

               "Revolving Maturity Date" means June 30, 2009.
                -----------------------

               "Secured Parties" means the "Secured Parties" as defined in the
                ---------------
Security Agreement.

               "Security Agreement" means the Security Agreement, substantially
                ------------------
in the form of Exhibit E, among the Borrower, the Parent, the Subsidiary Guarantors and the Administrative Agent, for the benefit of the Secured Parties.

               "Security Documents" means the Security Agreement and each other
                -----------------
security agreement, instrument or other document executed or delivered pursuant to Sections 6.12 or 6.13 or Section 5(e) or 23 of the Security Agreement to secure any of the Obligations.

               "Separate Demand Loans" means each of the five demand loans made
                ---------------------
to Insight LP on the Effective Date, each in the sum of $4,000,000 ($20,000,000 in the aggregate), made by The Bank of New York, Bank of America, N.A., TD Securities (USA), Inc., Fleet National Bank, and The Chase Manhattan Bank for the purpose of enabling Insight LP to consummate the Initial Transactions.

               "State Law" means any state law pertaining to or regulating
                ---------
intrastate and local telecommunications services, or any successor statute or statutes thereto, and all State Regulations pursuant to such State Law.

               "State PUC" means any state public utility commission or any
                ---------
other state commission, agency, department board or authority with responsibility for regulating intrastate and local telecommunications services.

               "State Regulations" means all rules, regulations, written
                -----------------
policies, orders and decisions of any State PUC.

               "Statutory Reserve Rate" means a fraction (expressed as a
                ----------------------
decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages
                  -----
(including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency
                                                            ------------
Liabilities" in Regulation D). Such reserve percentages shall include those
-----------
imposed pursuant to Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

               "subsidiary" means, with respect to any Person (the "parent") at
                ----------                                          ------
any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power is or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent.

               "Subsidiary" means any subsidiary of the Borrower.
                ----------

               "Subsidiary Guarantor" means any Subsidiary that executes and
                -------------------
delivers the Security Documents and the Guarantee Agreement, in each case in accordance with Sections 5.1(g), 5.1(h), 6.12 and 6.13 of this Credit Agreement.

               "Taxes" means any and all current or future taxes, levies,
                -----
imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

               "10 1/2% Senior Note Indenture" means the Indenture, dated as of
                -----------------------------
November 6, 2000, made by the Parent and Insight Capital, Inc., to The Bank of New York, as Trustee, relating to the 10 1/2% Senior Notes.

               "10 1/2% Senior Notes" means the Series A and Series B 10 1/2%
                --------------------
Senior Notes, due 2010, issued by the Parent and Insight Capital, Inc.

               "Term Loans" means the A Term Loans, the B Term Loans and the
                ----------
Additional Term Loans, if any.

               "Total Credit Exposure" means, with respect to any Lender at any
                ---------------------
time, (a) prior to the earlier to occur of the first Borrowing and the issuance of the first Letter of Credit, the sum of such Lender's Revolving Commitment, A Term Commitment and B Term Commitment, and (b) at all other times, the sum of such Lender's Revolving Credit Exposure, outstanding Term Loans and unused Revolving Commitment.

               "Transactions" means (i) the execution, delivery and performance
                ------------
by each Loan Party of each Loan Document to which it is a party, (ii) the borrowing of the Loans and the issuance of the Letters of Credit, (iii) the use of the proceeds of the Loans and the Letters of Credit and (iv) the Initial Transactions.

               "Type", when used in reference to any Loan or Borrowing, refers
                ----
to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to in the case of a Revolving Borrowing, an A Term Borrowing, a B Term Borrowing or an Additional Term Loan Borrowing, the Adjusted LIBO Rate or the Alternate Base Rate.

               "Weighted Average Life to Maturity" means, when applied to any
                ---------------------------------
Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

               "Wholly-Owned Subsidiary" means any Subsidiary the capital stock
                -----------------------
(or other similar interest) of which is 100% owned, directly or indirectly, by the Borrower, irrespective of whether or not Insight Kentucky Capital, LLC, which is currently owned 50% by Insight LP and 50% by AT&T, holds a 0.001% limited partnership interest in such Subsidiary or any direct or indirect parent company of such Subsidiary.

               "Withdrawal Liability" means liability to a Multiemployer Plan as
                --------------------
a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     Section 1.2   Classification of Loans and Borrowings
                   --------------------------------------

          For purposes of this Credit Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar
                      ---      --------------               ----     ----------
Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings
----                         ---      -------------------------
may also be classified and referred to by Class (e.g., a "Revolving Borrowing")
                                                 ---      ------------------
or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a
                     --------------------                         ---
"Eurodollar Revolving Borrowing").
 ------------------------------

     Section 1.3   Terms Generally
                   ---------------

          The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (ii) any definition of or reference to any law shall be construed as referring to such law as from time to time amended and any successor thereto and the rules and regulations promulgated from time to time thereunder, (iii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iv) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Credit Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Credit Agreement and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Any reference to an "applicable Lender" shall mean
(i) in the case of Revolving Borrowings and Letters of Credit, Lenders having a Revolving Commitment, (ii) in the case of A Term Borrowings, Lenders having an A Term Commitment, (iii) in the case of B Term Borrowings, Lenders having a B Term Commitment, and (iv) in the case of Additional Term Loan Borrowings, Lenders having Additional Term Loan Commitments.

     Section 1.4   Accounting Terms; GAAP
                   ----------------------

          Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Administrative Agent that the
--------
Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Unless the context otherwise requires, any reference to a fiscal period shall refer to the relevant fiscal period of the Borrower.

ARTICLE 2.  THE CREDITS
            -----------

          Section 2.1  Commitments and Loans
                       ---------------------

                 (a) Revolving Loans. Subject to the terms and conditions set
                     ---------------
forth herein, each Lender having a Revolving Commitment agrees to make Revolving Loans to the Borrower in dollars from time to time during the Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

                 (B) A Term Loans. Subject to the terms and conditions hereof,
                     ------------
each Lender having an A Term Commitment severally agrees to make an A Term Loan to the Borrower in dollars on the Effective Date in a principal amount equal to such A Term Commitment. A Term Loans which are prepaid or repaid, in whole or in part, may not be reborrowed.

                 (c) B Term Loans. Subject to the terms and conditions hereof,
                     ------------
each Lender having a B Term Commitment severally agrees to make a B Term Loan to the Borrower in dollars on the Effective Date in a principal amount equal to such B Term Commitment. B Term Loans which are prepaid or repaid, in whole or in part, may not be reborrowed.

                 (d) Additional Term Loan Commitments. The Borrower may at any
                     --------------------------------
time prior to the second anniversary of the Closing Date at its sole cost, expense and effort, request any one or more of the Lenders (the decision to be within the sole and absolute discretion of each Lender), or any other Person reasonably satisfactory to the Administrative Agent, to commit to make an Additional Term Loan, by submitting an Additional Term Loan Supplement duly executed by the Borrower and each such Lender or other Person, as the case may be, to the Administrative Agent. If such an Additional Term Loan Supplement is in all respects reasonably satisfactory to the Administrative Agent, the Administrative Agent shall execute such Additional Term Loan Supplement and deliver a copy thereof to the Borrower and each such Lender or other Person, as the case may be. Upon execution and delivery of such Additional Term Loan Supplement by the Administrative Agent, (i) in the case of each such Lender, such Lender's Additional Term Loan Commitment with respect thereto shall be in the amount set forth in such Additional Term Loan Supplement, and (ii) in the case of each such other Person, such other Person shall thereupon become a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" having an Additional Term Loan Commitment as set forth in such Additional Term Loan Supplement; provided, however, that:

                    (A) immediately after giving effect thereto, the aggregate Additional Term Loan Commitments plus the sum of all increases in the aggregate Revolving Commitments made pursuant to Section 2.5(f), if any, shall not exceed $500,000,000;

                    (B) each such request for Additional Term Loan Commitments shall be in an amount not less than $50,000,000 or such amount plus an integral multiple of $25,000,000;

                    (C) the right to request Additional Term Loan Commitments shall not be exercised on more than two occasions;

                    (D) each such other Person shall have delivered to the Administrative Agent and the Borrower all forms, if any, that are required to be delivered by such other Person pursuant to Section 3.7; and

                    (E) the Borrower shall have delivered to the Administrative Agent and each Lender a certificate of a Financial Officer demonstrating pro-forma compliance with the terms of this Agreement through the Additional Term Loan Maturity Date and the Administrative Agent shall have received such certificates, legal opinions and other items as it shall reasonably request in connection with such Additional Term Loan Commitments.

               (e)  Additional Term Loans. Subject to the terms and conditions
                    ---------------------
hereof and the terms and conditions, if any, set forth in the applicable Additional Term Loan Supplement, each Lender having an Additional Term Loan Commitment related thereto severally agrees to make a term loan (each an "Additional Term Loan" and, collectively with the Additional Term Loan of each
 --------------------
other Lender, the "Additional Term Loans") to the Borrower on the Additional
                   ---------------------
Term Loan Borrowing Date referred to therein in a principal amount equal to such Lender's Additional Term Loan Commitment reflected in such Additional Term Loan Supplement. On and as of the date hereof no Lender has an Additional Term Loan Commitment.

               (f)  Treatment of Additional Term Loans. Unless and to the extent
                    ----------------------------------
expressly provided to the contrary in an Effective Additional Term Loan Supplement, the terms of Sections 2.7(a), 2.7(b), and of the last paragraph of the defined term "Applicable Margin", in each case applicable to A Term Loans shall apply mutatis mutandis to the Additional Term Loans made pursuant to such
            ------- --------
Effective Additional Term Loan Supplement.

     Section 2.2    Loans and Borrowings
                    --------------------

          (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the applicable Lenders ratably in accordance with their respective Revolving Commitments, and each A Term Loan, B Term Loan and Additional Term Loan shall be made as part of a Borrowing consisting of A Term Loans, B Term Loans or Additional Term Loans, as applicable, made by the applicable Lenders in accordance with their respective A Term Commitments, B Term Commitments or related Additional Term Loan Commitments, as applicable. The failure of any applicable Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Revolving Commitments, A Term
                       --------
Commitments, B Term Commitments and Additional Term Loan Commitments of the applicable Lenders are several, and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 3.4, each Borrowing shall be comprised entirely of (i) Revolving Loans, A Term Loans, B Term Loans or Additional Term Loans, as applicable, and (ii) ABR Loans or Eurodollar Loans, as applicable, in each case as the Borrower may request in accordance herewith. Each applicable Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any
                                                              --------
exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Credit Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $3,000,000, provided that an ABR
                                                            --------
Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or in an aggregate amount that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.9(e) or the entire aggregate outstanding principal amount of the A Term Loans, the B Term Loans or Additional Term Loans, as applicable. Borrowings of more than one Type may be outstanding at the same time, provided that there
                                                           --------
shall not at any time be more than a total of 20 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Credit Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after (i) the Revolving Maturity Date, in the case of Revolving Loans, (ii) the A Term Maturity Date, in the case of A Term Loans, (iii) the B Term Maturity Date, in the case of B Term Loans or (iv) the applicable Additional Term Loan Maturity Date, in the case of Additional Term Loans.

     Section 2.3    Requests for Borrowings
                    -----------------------

          (a) To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (i) in the case of a Eurodollar Borrowing, not later than

11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.2:

               (i)   the aggregate amount of the requested Borrowing;

               (ii)  the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be a Revolving Borrowing, an A Term Borrowing, a B Term Borrowing or an Additional Term Loan Borrowing;

               (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

               (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period";

               (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
       Section 2.4; and

               (vii) a calculation of the Leverage Ratio on a pro forma basis immediately after giving effect to such Borrowing.

          (b) If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     Section 2.4    Funding of Borrowings
                    ---------------------

          (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Subject to
Section 5.2, the Administrative Agent will make such Loans available to the Borrower by promptly crediting or otherwise transferring the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent and designated by the Borrower in the applicable Borrowing Request, provided that ABR Revolving Loans made to finance the reimbursement of
         --------
an LC

Disbursement as provided in Section 2.9(e) shall be remitted by the Administrative Agent to the Issuing Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section or paragraph (e) of Section 2.9 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate that would be otherwise applicable to such Borrowing. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     Section 2.5    Termination, Reduction and Increase of Revolving Commitments
                    ------------------------------------------------------------

          (a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Maturity Date.

          (b) On each date below, the Revolving Commitments shall be automatically reduced by an amount equal to (i) the total of the Revolving Commitments as of March 30, 2004 multiplied by (ii) the percentage set forth
                                 -------------
below adjacent to such date:

        ====================================================
                     Date                  Percentage
        ----------------------------------------------------
                March 31, 2004               3.00%
        ----------------------------------------------------
                June 30, 2004                3.00%
        ----------------------------------------------------
              September 30, 2004             3.00%
        ----------------------------------------------------
              December 31, 2004              3.00%
        ----------------------------------------------------
                March 31, 2005               4.25%
        ----------------------------------------------------
                June 30, 2005                4.25%
        ----------------------------------------------------
              September 30, 2005             4.25%
        ----------------------------------------------------
              December 31, 2005              4.25%
        ----------------------------------------------------
                March 31, 2006               4.25%
        ----------------------------------------------------
                June 30, 2006                4.25%
        ----------------------------------------------------
              September 30, 2006             4.25%
        ----------------------------------------------------
              December 31, 2006              4.25%
        ----------------------------------------------------
                March 31, 2007               4.25%
        ----------------------------------------------------
                June 30, 2007                4.25%
        ----------------------------------------------------
              September 30, 2007             4.25%
        ----------------------------------------------------
              December 31, 2007              4.25%
        ----------------------------------------------------
                March 31, 2008               5.50%
        ----------------------------------------------------
                June 30, 2008                5.50%
        ----------------------------------------------------
              September 30, 2008             5.50%
        ----------------------------------------------------
              December 31, 2008              5.50%
        ----------------------------------------------------
                March 31, 2009               7.50%
        ----------------------------------------------------
           Revolving Maturity Date           7.50%
        ====================================================


          (c) The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments, provided that (i) the Borrower shall not
                                   --------
terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.7, the sum of the Revolving Credit Exposures would exceed the total Revolving Commitments, and (ii) each such reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000.

          (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that a notice
                                                        --------
of
termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each reduction, and any termination, of the Revolving Commitments shall be permanent, and each such reduction shall be made ratably among the applicable Lenders in accordance with their respective Revolving Commitments.

          (e) In addition to any termination or reduction of the Revolving Commitments under paragraphs (a), (b) and (c) of this Section, the Revolving Commitments shall be reduced as required under Section 2.7(b).

          (f) The Borrower may at any time and from time to time prior to the second anniversary of the Closing Date at its sole cost, expense and effort, request any one or more of the Lenders to increase its Revolving Commitment (the decision to increase the Revolving Commitment of a Lender to be within the sole and absolute discretion of such Lender), or any other Person reasonably satisfactory to the Administrative Agent and the Issuing Bank to provide a new Revolving Commitment, by submitting a Revolving Increase Supplement duly executed by the Borrower and each such Lender or other Person, as the case may be. If such Revolving Increase Supplement is in all respects reasonably satisfactory to the Administrative Agent, the Administrative Agent shall execute such Revolving Increase Supplement and deliver a copy thereof to the Borrower and each such Lender or other Person, as the case may be. Upon execution and delivery of such Revolving Increase Supplement by the Administrative Agent, (i) in the case of each such Lender, such Lender's Revolving Commitment shall be increased to the amount set forth in such Revolving Increase Supplement, (ii) in the case of each such other Person, such other Person shall thereupon become a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" having a Revolving Commitment as set forth in such Revolving Increase Supplement, and (iii) in each case, the Revolving Commitment of such Lender or such other Person, as the case may be, shall be as set forth in the applicable Revolving Increase Supplement; provided, however, that:
                               --------

               (A) immediately after giving effect thereto, the sum of all increases in the aggregate Revolving Commitments plus the aggregate amount of all Additional Term Loan Commitments made, if any, shall not exceed $500,000,000;

               (B) each such increase shall be in an amount not less than $50,000,000 or such amount plus an integral multiple of $25,000,000;

               (C) the Revolving Commitments shall not be increased on more than two occasions;

               (D) if Revolving Loans would be outstanding immediately after giving effect to each such increase, then simultaneously with such increase (1) each such Lender, each such other Person and each other Lender shall be deemed to have entered into a master assignment and acceptance agreement, in form and substance substantially similar to Exhibit A, pursuant to which each such other Lender shall have assigned to each such Lender and each such other Person a portion of its Revolving Loans necessary to reflect proportionately the Revolving Commitments as adjusted in accordance with this subsection (f), and (2) in connection with such assignment, each such Lender and each such other Person shall pay to the Administrative Agent, for the account of the other Lenders, such amount as shall be necessary to appropriately reflect the assignment to it of Revolving Loans, and in connection with such master assignment each such other Lender may treat the assignment of Eurodollar Borrowings as a prepayment of such Eurodollar Borrowings for purposes of Section 3.6;

               (E) each such other Person shall have delivered to the Administrative Agent and the Borrower all forms, if any, that are required to be delivered by such other Person pursuant to Section 3.7; and

               (F) the Borrower shall have delivered to the Administrative Agent and each Lender a certificate of a Financial Officer demonstrating pro-forma compliance with the terms of this Credit Agreement through the Revolving Maturity Date and the Administrative Agent shall have received such certificates, legal opinions and other items as it shall reasonably request in connection with such increase.

     Section 2.6    Repayment of Loans
                    ------------------

          (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each applicable Lender the then unpaid principal amount of each Revolving Loan, A Term Loan, B Term Loan and Additional Term Loan on the Revolving Maturity Date, A Term Maturity Date, B Term Maturity Date and the Additional Term Loan Maturity Date, respectively.

          (b) On each date below, the Borrower shall repay the A Term Loans by the amount set forth below adjacent to such date:

        ==================================================
                     Date                    Amount
        --------------------------------------------------
                March 31, 2004            $12,750,000
        --------------------------------------------------
                June 30, 2004             $12,750,000
        --------------------------------------------------
              September 30, 2004          $12,750,000
        --------------------------------------------------
              December 31, 2004           $12,750,000
        --------------------------------------------------
                March 31, 2005            $18,062,500
        --------------------------------------------------
                June 30, 2005             $18,062,500
        --------------------------------------------------
              September 30, 2005          $18,062,500
        --------------------------------------------------
              December 31, 2005           $18,062,500
        --------------------------------------------------
                March 31, 2006            $18,062,500
        --------------------------------------------------
                June 30, 2006             $18,062,500
        --------------------------------------------------
              September 30, 2006          $18,062,500
        --------------------------------------------------
              December 31, 2006           $18,062,500
        --------------------------------------------------
                March 31, 2007            $18,062,500
        --------------------------------------------------
                June 30, 2007             $18,062,500
        --------------------------------------------------
              September 30, 2007          $18,062,500
        --------------------------------------------------
              December 31, 2007           $18,062,500
        --------------------------------------------------
                March 31, 2008            $23,375,000
        --------------------------------------------------
                June 30, 2008             $23,375,000
        --------------------------------------------------
              September 30, 2008          $23,375,000
        --------------------------------------------------
              December 31, 2008           $23,375,000
        --------------------------------------------------
                March 31, 2009            $31,875,000
        --------------------------------------------------
             A Term Maturity Date         $31,875,000
        ==================================================

          (c) On each date below, the Borrower shall repay the B Term Loans by the amount set forth below adjacent to such date:

        ===================================================
                     Date                   Amount
        ---------------------------------------------------
                March 31, 2004            $2,250,000
        ---------------------------------------------------
                June 30 ,2004             $2,250,000
        ---------------------------------------------------
              September 30, 2004          $2,250,000
        ---------------------------------------------------
              December 31, 2004           $2,250,000
        ---------------------------------------------------
                March 31, 2005            $2,250,000
        ---------------------------------------------------
                June 30, 2005             $2,250,000
        ---------------------------------------------------
              September 30, 2005          $2,250,000
        ---------------------------------------------------
              December 31, 2005           $2,250,000
        ---------------------------------------------------
                March 31, 2006            $2,250,000
        ---------------------------------------------------
                June 30, 2006             $2,250,000
        ---------------------------------------------------
              September 30, 2006          $2,250,000
        ---------------------------------------------------
              December 31, 2006           $2,250,000
        ---------------------------------------------------
                March 31, 2007            $2,250,000
        ---------------------------------------------------
                June 30, 2007             $2,250,000
        ---------------------------------------------------
              September 30, 2007          $2,250,000
        ---------------------------------------------------
              December 31, 2007           $2,250,000
        ---------------------------------------------------
                March 31, 2008            $2,250,000
        ---------------------------------------------------
                June 30, 2008             $2,250,000
        ---------------------------------------------------
              September 30, 2008          $2,250,000
        ---------------------------------------------------
              December 31, 2008           $2,250,000
        ---------------------------------------------------
                March 31, 2009            $2,250,000
        ---------------------------------------------------
                June 30, 2009             $2,250,000
        ---------------------------------------------------
              September 30, 2009          $2,250,000
        ---------------------------------------------------
             B Term Maturity Date        $848,250,000
        ===================================================

          (d) The unpaid principal amount of each Additional Term Loan shall be payable in such amounts and on such dates, if any, as shall be set forth in the applicable Effective Additional Term Loan Supplement, provided that in no event
                                                      --------
shall (A) the first such payment occur before March 31, 2004, or (B) any series of Additional Term Loans have a shorter Weighted Average Life to Maturity than the A Term Loans.

     Section 2.7    Prepayment of Loans
                    -------------------

          (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section. Except as otherwise provided in Section 2.7(b), each prepayment of a Borrowing shall be applied, at the Borrower's discretion, to the A Term Loans, the B Term Loans, the Additional Term Loans and/or the Revolving Loans. Subject to Section 2.7(b), each prepayment of a Term Loan shall be applied to reduce the remaining installments payable thereon in the order of maturity.

          (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, then, immediately after such Net Proceeds are received, the Borrower shall prepay the Term Loans pro rata (and, if the Term Loans shall be fully repaid, the Revolving Commitments shall be automatically reduced) in an amount equal to such Net Proceeds. Notwithstanding anything herein to the contrary, the Lenders having outstanding B Term Loans or, to the extent provided in an Additional Term Loan Supplement, the related Additional Term Loans, may elect to forfeit any prepayment of a B Term Borrowing or the related Additional Term Loan Borrowing, as applicable (the "Forfeited Loans") under this Section
                                         ---------------
2.7(b). To make such an election, such Lenders shall notify the Administrative Agent and the Borrower thereof by telephone not later than one Business Day after the Administrative Agent shall have advised such Lenders of such prepayment in accordance with Section 2.7(d). Each such telephonic election shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written election in a form approved by the Administrative Agent and signed by each such Lender. Promptly following receipt of such election, the Administrative Agent shall advise each Lender of the details thereof and the Borrower shall prepay the Term Loans (other than the Forfeited Loans) pro rata, in an amount equal to the entire amount of such forfeited prepayment. Each prepayment of a Term Loan required by this Section 2.7(b) shall be applied on a pro rata basis to reduce the remaining installments payable thereon.

          (c) In the event of any partial reduction or termination of the Revolving Commitments, then (i) at or prior to the date of such reduction or termination, the Administrative Agent shall notify the Borrower and the applicable Lenders of the sum of the Revolving Credit Exposures after giving effect thereto and (ii) if such sum would exceed the total Revolving Commitments after giving effect to such reduction or termination, then the Borrower shall, on the date of such reduction or termination, prepay Revolving Borrowings in an amount sufficient to eliminate such excess.

          (d) The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of a prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid, provided that, if a notice of
                                                 --------
prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.5, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.5. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the

Lenders of the contents thereof. Each partial prepayment of any Borrowing under
Section 2.7(a) shall (i) with respect to Eurodollar Borrowings, be in an integral multiple of $1,000,000 and not less than $5,000,000, and (ii) with respect to ABR Borrowings, be in an integral multiple of $500,000 and not less than $3,000,000. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.1.

     Section 2.8    Evidence of Debt
                    ----------------

          (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the debt of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (b) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (c) The entries made in the accounts maintained pursuant to paragraphs (a) or (b) of this Section shall, to the extent not inconsistent with any entries made in the Notes, be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Credit Agreement.

          (d) Any Lender may request that the Loans made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender, a Note payable to the order of such Lender, substantially in the form of Exhibit C. In addition, if requested by a Lender, its Note may be made payable to such Lender and its registered assigns in which case all Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.4) be represented by one or more Notes in like form payable to the order of the payee named therein and its registered assigns.

     Section 2.9    Letters of Credit
                    -----------------

          (a)  General. Subject to the terms and conditions set forth herein,
               -------
the Borrower may request the issuance of Letters of Credit denominated in dollars for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the period from the Effective Date to the tenth Business Day prior to the Revolving Maturity Date. In the event of any inconsistency between the terms and conditions of this Credit Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Credit Agreement shall control.

          (b)  Notice of Issuance; Amendment; Renewal; Extension; Certain
               ----------------------------------------------------------
Conditions. To request the issuance of a Letter of Credit (or the amendment,
----------
renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (not later than three Business Days before the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and, upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $50,000,000 and (ii) the total Revolving Credit Exposures shall not exceed the total Revolving Commitments.

          (c)  Expiration Date. Each Letter of Credit shall expire at or prior
               ---------------
to the close of business on the earlier of (i) the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date, provided that any Letter of Credit may provide for the renewal thereof for
--------
additional one-year periods (which shall in no event extend beyond the date that is five Business Days prior to the Revolving Maturity Date).

          (d)  Participations. By the issuance of a Letter of Credit (or an
               --------------
amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the applicable Lenders, the Issuing Bank hereby grants to each Lender having a Revolving Commitment, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each such Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each such Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; provided, however, that no Lender shall be obligated to make any payment to the Administrative Agent for any wrongful LC Disbursement made by the Issuing Bank as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Bank.

          (e)  Reimbursement. If the Issuing Bank shall make any LC Disbursement
               -------------
in respect of a Letter of Credit, then the Issuing Bank shall either (i) notify the Borrower to reimburse the Issuing Bank therefor, in which case the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement and any accrued interest thereon not later than 1:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 12:00 noon, New York City time, on such date, or if such notice has not been received by the Borrower prior to such time on such date, then not later than 1:00 p.m., New York City time, on (A) the Business Day that the Borrower receives such notice, if such notice is received prior to 12:00 noon, New York City time, on the day of receipt or (B) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt, provided that, if the LC Disbursement is equal to or greater than $1,000,000, the Borrower may, subject to the conditions of borrowing set forth herein, request in accordance with Section 2.3 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing, or (ii) notify the Administrative Agent that the Issuing Bank is requesting that the applicable Lenders make an ABR Revolving Borrowing in an amount equal to such LC Disbursement and any accrued interest thereon, in which case (1) the Administrative Agent shall notify each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of such ABR Revolving Borrowing, and (2) each Lender shall, whether or not any Default shall have occurred and be continuing, any representation or warranty shall be accurate, any condition to the making of any loan hereunder shall have been fulfilled, or any other matter whatsoever, make the Loan to be made by it under this paragraph by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, (A) on such date, in the event that such Lender shall have received notice of such ABR Revolving Borrowing prior to 12:00 noon, New York City time, or (B) if such notice has not been received by such Lender prior to such time on such date, then not later than 1:00 p.m., New York City time, on (x) the Business Day that such Lender receives such notice, if such notice is received prior to 12:00 noon, New York City time, on the day of receipt or (y) the Business Day immediately following the day that such Lender receives such notice, if such notice is not received prior to such time on the day of receipt. Such Loans shall, for all purposes hereof, be deemed to be an ABR Revolving Borrowing referred to in Section 2.1(a) and made pursuant to
Section 2.3, and the Lenders' obligations to make such Loans shall be absolute and unconditional. The Administrative Agent will make such Loans available to the Issuing Bank by promptly crediting or otherwise transferring the amounts so received, in like funds, to the Issuing Bank for the purpose of repaying in full the LC Disbursement and all accrued interest thereon.

          (f)  Obligations Absolute. The Borrower's obligations to reimburse LC
               --------------------
Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Credit Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Credit Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither any Credit Party nor any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g)  Disbursement Procedures. The Issuing Bank shall, promptly
               -----------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by facsimile) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or
                                         --------
delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the applicable Lenders with respect to any such LC Disbursement.

          (h)  Interim Interest. If the Issuing Bank shall make any LC
               ----------------
Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due
--------
pursuant to paragraph (d) of this Section, then Section 3.1(b) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i)  Cash Collateral. If (x) any Event of Default shall occur and be
               ---------------
continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, or (y) the maturity of the Revolving Loans has been accelerated, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the applicable Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the
                                                           --------
obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article 8. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Credit Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Such deposit shall not bear interest, nor shall the Administrative Agent be under any obligation whatsoever to invest the same, provided, however, that, at the request of the
                               --------
Borrower, such deposit shall be invested by the Administrative Agent in direct short-term obligations of, or short-term obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, in each case maturing no later than the expiry date of the Letter of Credit giving rise to the relevant LC Exposure. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Credit Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount and any interest thereon (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

     Section 2.10   Payments Generally; Pro Rata Treatment; Sharing of Setoffs
                    ----------------------------------------------------------

          (a) Each Loan Party shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal of Loans, LC Disbursements, interest or fees, or of amounts payable under Sections 3.5, 3.6,
3.7 or 10.3, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its office at One Wall Street, New York, New York, or such other office as to which the Administrative Agent may notify the other parties hereto, except payments to be made to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 3.5, 3.6, 3.7 and 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal of Loans, unreimbursed LC Disbursements, interest, fees and commissions then due hereunder, such funds shall be applied (i) first, towards payment of interest, fees and commissions then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and commissions then due to such parties and (ii) second, towards payment of principal of Loans and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal of Loans and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, or interest on, any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other applicable Lender, then the applicable Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other applicable Lenders to the extent necessary so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with the aggregate amount of principal of, and accrued interest on, their respective Loans and participations in LC Disbursements, provided that (i) if any such
                                              --------
participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Credit Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from a Loan Party prior to the date on which any payment is due to the Administrative Agent for the account of the applicable Credit Parties hereunder that such Loan Party will not make such payment, the Administrative Agent may assume that such Loan Party has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to such Credit Parties the amount due. In such event, if such Loan Party has not in fact made such payment, then each such Credit Party severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Credit Party with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Credit Party shall fail to make any payment required to be made by it pursuant to Section 2.4(b) or 2.9(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Credit Party to satisfy such Credit Party's obligations under such Sections until all such unsatisfied obligations are fully paid.

ARTICLE 3.  INTEREST, FEES, YIELD PROTECTION, ETC.
            --------------------------------------

     Section 3.1    Interest
                    --------

          (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

          (b) Notwithstanding the foregoing, if any principal of or interest on any Loan, any reimbursement obligation in respect of any LC Disbursement or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraph of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR
                                            ----
Revolving

Borrowings as provided in the preceding paragraph of this Section. In addition, notwithstanding the foregoing, if an Event of Default has occurred and is continuing, then, so long as such Event of Default is continuing, all outstanding principal of each Loan and all unreimbursed reimbursement obligations in respect of all LC Disbursements shall, without duplication of amounts payable under the preceding sentence, bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the rate otherwise
                                                 ----
applicable to such Loan as provided in the preceding paragraph of this Section.

          (c) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan, provided that (i) interest accrued pursuant
                                     --------
to paragraph (b) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than the prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (d) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent clearly demonstrable error.

     Section 3.2    Interest Elections
                    ------------------

          (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the applicable Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.3 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     Section 3.3    Fees
                    ----

          (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender having a Revolving Commitment, a commitment fee, which shall accrue at a rate per annum equal to the Applicable Margin on the daily amount of the unused Revolving Commitment during the period from and including the Agreement Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year, each date on which the Revolving Commitments are permanently reduced and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender having a Revolving Commitment a participation fee with respect to its participations in Letters of Credit, which shall accrue at rate per annum equal to the Applicable Margin on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and the Issuing Bank on the average daily amount of the LC Exposure attributable to Letters of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any such LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Accrued participation fees and fronting fees shall be payable in arrears on the last day of March, June, September and December of each year, commencing on the first such date to occur after the date hereof; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The Borrower agrees to pay to each Credit Party, for its own account, fees and other amounts payable in the amounts and at the times separately agreed upon between the Borrower and such Credit Party.

          (d) All fees and other amounts payable hereunder shall be paid on the dates due, in immediately available funds. Fees and other amounts paid shall not be refundable under any circumstances.

     Section 3.4    Alternate Rate of Interest
                    --------------------------

          If prior to the commencement of any Interest Period for a Eurodollar
Borrowing:

                    (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

          (b) the Administrative Agent is advised by Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining its Loan included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

         Section 3.5     Increased Costs; Illegality
                         ---------------------------

               (a)  If any Change in Law shall:

                    (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Credit Party (except any such reserve requirement reflected in the Adjusted LIBO Rate);

                    (ii) impose on any Credit Party or the London interbank market any other condition affecting this Credit Agreement, any Eurodollar Loans made by such Credit Party or any participation therein or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Credit Party of making or maintaining any Eurodollar Loan or the cost to such Credit Party of issuing, participating in or maintaining any Letter of Credit hereunder or to increase the cost to such Credit Party or to reduce the amount of any sum received or receivable by such Credit Party hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Credit Party such additional amount or amounts as will compensate such Credit Party for such additional costs incurred or reduction suffered.

          (b) If any Credit Party determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Credit Party's capital or on the capital of such Credit Party's holding company, if any, as a consequence of this Credit Agreement or the Loans made, the Letters of Credit issued or the participations therein held, by such Credit Party to a level below that which such Credit Party or such Credit Party's holding company could have achieved but for such Change in Law (taking into consideration such Credit Party's policies and the policies of such Credit Party's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Credit Party such additional amount or amounts as will compensate such Credit Party or such Credit Party's holding company for any such reduction suffered.

          (c) A certificate of a Credit Party setting forth the amount or amounts necessary to compensate such Credit Party or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Credit Party the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Credit Party to demand compensation pursuant to this Section shall not constitute a waiver of such Credit Party's right to demand such compensation.

          (e) Notwithstanding any other provision of this Credit Agreement, if, after the date of this Credit Agreement, any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

               (i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing, as applicable, for an additional Interest Period shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as applicable), unless such declaration shall be subsequently withdrawn; and

               (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans, as of the effective date of such notice as provided in the last sentence of this paragraph.

In the event any Lender shall exercise its rights under (i) or (ii) of this paragraph, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans, as applicable. For purposes of this paragraph, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

     Section 3.6    Break Funding Payments
                    ----------------------

          In the event of (a) the payment or prepayment (voluntary or otherwise) of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.7(d) and is revoked in accordance therewith), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over
(ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     Section 3.7    Taxes
                    -----

          (a) Any and all payments by or on account of any obligation of any Loan Party hereunder and under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that, if such Loan Party shall be required to deduct any Indemnified
--------
Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section), the applicable Credit Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Each Loan Party shall indemnify each Credit Party, within ten days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Credit Party on or with respect to any payment by or on account of any obligation of such Loan Party under the Loan Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Credit Party, or by the Administrative Agent on its own behalf or on behalf of a Credit Party, shall be conclusive absent manifest error.

           (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

           (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the relevant Loan Party is located, or under any treaty to which such jurisdiction is a party, with respect to payments under the Loan Documents shall deliver to the Borrower (with a copy to the Administrative Agent), such properly completed and executed documentation prescribed by applicable law and reasonably requested by the Borrower from time to time as will permit such payments to be made without withholding or at a reduced rate.

     Section 3.8    Mitigation Obligations
                    ----------------------

           If any Lender requests compensation under Section 3.5, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.7, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans or Letters of Credit (or any participation therein) hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.5 or 3.7, as applicable, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES
           ------------------------------

           The Borrower represents and warrants to the Credit Parties that:

     Section 4.1    Organization; Powers
                    --------------------

           Each of the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material

Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     Section 4.2    Authorization; Enforceability
                    -----------------------------

          The Transactions are within the corporate, partnership or other analogous powers of each of the Borrower and the Subsidiaries to the extent it is a party thereto and have been duly authorized by all necessary corporate, partnership or other analogous and, if required, equity holder action. Each Loan Document has been duly executed and delivered by each of the Borrower and the Subsidiaries to the extent it is a party thereto and constitutes a legal, valid and binding obligation thereof, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     Section 4.3    Governmental Approvals; No Conflicts
                    ------------------------------------

          The Transactions (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect (except for such consents, approvals, registrations or filings required by any party to the Initial Transaction Documents to be delivered thereunder, the delivery of which has been waived by such party, and except for such consents, approvals, registrations or filings which will be required at the time, if any, of the exercise of remedies under the Loan Documents by the Administrative Agent and the Lenders), (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries or any order of any Governmental Authority (subject to compliance with any applicable law or regulation which, upon the exercise of remedies hereunder by the Administrative Agent and the Lenders, requires filing with or approval of a Governmental Authority), (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Subsidiaries, or result in a default under either the 9 3/4% Senior Note Indenture or the 10 1/2% Senior Note Indenture, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries (other than Liens permitted by Section 7.2).

     Section 4.4    Financial Condition
                    -------------------

          The Borrower has heretofore furnished to the Credit Parties the following:

               (i) with respect to Insight Holdings, its Form 10-Q for the quarterly period ended September 30, 2000, and its Form 10-K for its fiscal year ended December 31, 1999,

               (ii) with respect to Parent (A) the consolidated balance sheet and statements of operations and partners' capital and cash flows thereof as of and for the fiscal year ended December 31, 1999, reported on by Ernst & Young LLP, independent public accountants, (B) the consolidated balance sheet and statements of operations and partners' capital and cash flows thereof as of and for the fiscal quarter thereof ended September 30, 2000, certified by its chief financial officer, and (C) consolidated balance sheets and statements of operations and partners' capital and cash flows as of and for the fiscal year ended December 31, 1999 and as of and for the fiscal quarter thereof ended September 30, 2000, in each case adjusted to give effect to each of the Initial Transactions, but excluding Insight Ohio Holdings and each subsidiary thereof, certified by its Financial Officer, and

          (iii) with respect to the Borrower, a consolidated balance sheet after giving effect to each of the Initial Transactions, certified by its chief financial officer.

The financial statements referred to above (other than in clauses (ii)(C) and (iii)) present fairly, in all material respects, the financial position and results of operations and cash flows of such Persons as of such dates and for the indicated periods in accordance with GAAP, subject in the case of the quarter-end statements to year-end audit adjustments and the absence of footnotes. The financial statements referred to in clause (ii)(C) above have been prepared in accordance with GAAP on a consistent basis throughout the indicated periods indicated and present fairly, in all material respects, the pro forma financial position, results of operations and changes in financial position of such Persons as of the indicated dates and for the indicated periods. The balance sheet referred to in clause (iii) above has been prepared in accordance with GAAP on a consistent basis and presents fairly, in all material respects, the pro forma financial position of the Borrower as of the date hereof after giving effect to the Initial Transactions. Since December 31, 1999, there has been no material adverse change in the business, assets, operations or financial condition of Insight Holdings and its subsidiaries taken as a whole.

     Section 4.5  Properties
                  ----------

          (a) Each of the Borrower and the Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property, except for minor defects in title that could not reasonably be expected to have a Material Adverse Effect.

          (b) Each of the Borrower and the Subsidiaries owns, or is entitled to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 4.6  Litigation and Environmental Matters
                  ------------------------------------

          (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) that, if adversely determined (and there exists a reasonable possibility of such adverse determination), could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that relate to the execution, delivery, validity or enforceability of any Loan Document or the performance of any of the Transactions by any of the parties thereto.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of the Subsidiaries (i) have failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) have become subject to any Environmental Liability, (iii) have received notice of any claim with respect to any Environmental Liability or (iv) know of any basis for any Environmental Liability.

          (c) Since the Agreement Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     Section 4.7    Compliance with Laws and Agreements
                    -----------------------------------

          Each of the Borrower and the Subsidiaries is in compliance with all laws, regulations (including the Communications Act and State Law) and orders of any Governmental Authority (including the FCC and State PUCs) applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

     Section 4.8    Investment and Holding Company Status
                    -------------------------------------

          Neither the Borrower nor any of the Subsidiaries are (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     Section 4.9    Taxes
                    -----

          Each of the Borrower and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (i) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (ii) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     Section 4.10   ERISA
                    -----

          No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $500,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $100,000 the fair market value of the assets of all such underfunded Plans.

     Section 4.11   Disclosure
                    ----------

          The Borrower has disclosed to the Credit Parties all agreements, instruments and corporate or other restrictions to which it or any of the Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to any Credit Party in connection with the negotiation of the Loan Documents or delivered thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     Section 4.12   Subsidiaries
                    ------------

          Schedule 4.12 sets forth the name of, the chief executive office of, all of the jurisdictions containing property or other assets of, and the ownership interest of the Borrower in, each Subsidiary and identifies each Subsidiary that is a Subsidiary Guarantor, in each case on the Agreement Date.

     Section 4.13   Insurance
                    ---------

          Schedule 4.13 sets forth a description of all insurance maintained by or on behalf of the Borrower and the Subsidiaries on the Agreement Date. As of the Agreement Date, all premiums in respect of such insurance that are due and payable have been paid.

     Section 4.14   Labor Matters
                    -------------

          Except for the Disclosed Matters, (i) there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened, (ii) the hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except where any such violations, individually and in the aggregate, would not be reasonably likely to result in a Material Adverse Effect, (iii) all material payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary and (iv) the consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

     Section 4.15   Solvency
                    --------

          Immediately after the consummation of each Transaction, (i) the fair value of the assets of the Borrower and the Subsidiaries, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair salable value of the property of the Borrower and the Subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each of the Borrower and the Subsidiary Guarantors will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each of the Borrower and the Subsidiary Guarantors will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following such date.

     Section 4.16   Security Documents
                    ------------------

          The Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when (i) the pledged property constituting such Collateral is delivered to the Administrative Agent, (ii) financing statements in appropriate form are filed in the offices specified on Schedule 5 to the Perfection Certificate and (iii) all other applicable filings under the Uniform Commercial Code or otherwise that are required under the Loan Documents are made, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by the secured party's taking possession, in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.2 and except for any such Collateral as to which the representations and warranties in this Section would not be true solely by virtue of such Collateral having been used or disposed of in a manner expressly permitted by the Security Agreement.

     Section 4.17   Federal Reserve Regulations
                    ---------------------------

          (a) Neither the Borrower nor any of the Subsidiaries are engaged principally, or as one of their important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

          (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X.

     Section 4.18   Franchises, FCC, State PUC and Certain Copyright Matters
                    --------------------------------------------------------

          (a) The Borrower and each Subsidiary possesses, or has the right to use, all franchises, licenses (including Licenses) and other rights, and possesses, or has rights under, agreements with public utilities and microwave transmission companies, pole attachment, use access or rental agreements and utility easements, including all cable television licenses and permits, all of which the Borrower and such Subsidiary is in material compliance with no known conflict with the valid rights of others, the absence of which could reasonably be expected to have a Material Adverse Effect. No event has occurred which would permit the revocation or termination of any such franchise, license (including a License), permit or other right which could reasonably be expected to have a Material Adverse Effect.

          (b) The Borrower, each Subsidiary, Insight LP and AT&T (i) have each duly and timely filed or caused to be filed (A) all cable television registration statements and other filings which are required to be filed under the Communications Act and under State Law and (B) all reports, applications, documents, instruments and information required to be filed with the FCC and State PUCs, as applicable, pursuant to all FCC rules, regulations and requests and State Law, in each case, the failure of which to file could reasonably be expected to have a Material Adverse Effect, and (ii) is in compliance with the Communications Act and State Law, including, the rules and regulations of the FCC and State PUCs the failure with which to comply would reasonably be expected to have a Material Adverse Effect. The Borrower and each Subsidiary has recorded or deposited with and paid to the United States Copyright Office and the Register of Copyrights all notices, statements of account, royalty fees and other documents and instruments required under the Copyright Act, the failure of which to record, deposit or pay could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, neither the Borrower nor any Subsidiary is liable to any Person for copyright infringement under the Copyright Act as a result of its business operations.

ARTICLE 5.  CONDITIONS
            ----------

     Section 5.1    Effective Date
                    --------------

               The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2):

               (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Credit Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Credit Agreement) that such party has signed a counterpart of this Credit Agreement.

               (b) The Administrative Agent shall have received a Note, for each Lender that shall have requested one, signed on behalf of the Borrower.

               (c) The Administrative Agent shall have received a favorable written opinion (addressed to the Credit Parties and dated the Effective Date) from Fleischman and Walsh, L.L.P., on behalf of the Loan Parties, substantially in the Form of Exhibit B-1, and from Sonnenschein, Nath & Rosenthal on behalf of the Loan Parties, substantially in the form of Exhibit B-2, and covering such other matters relating to the Loan Parties, the Loan Documents and the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests each such counsel to deliver such opinion.

               (d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions, the incumbency of its officer or officers who may sign the Loan Documents, including therein a signature specimen of such officer or officers and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

               (e) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the chief executive officer and the chief financial officer of each of the Borrower and the Parent:

                    (i) confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.2,

                    (ii) confirming that each Initial Transaction has been consummated substantially in accordance with the terms and conditions of the applicable Initial Transaction Documents, all of which shall be in form and substance satisfactory to the Agents,

          (iii) attaching (1) a true, complete and correct copy of each material Initial Transaction Document and the Management Agreements and each other Initial Transaction Document requested by any Agent, which shall be in form and substance satisfactory to the Agents, and (2) the pro forma balance sheet referred to in Section 4.4(iii),

          (iv) attaching or otherwise containing such documents and certificates as the Administrative Agent or its counsel may reasonably request evidencing the consummation of the Initial Transactions,


          (v) confirming that the performance by each Loan Party of its obligations under each Loan Document shall not (a) violate any applicable law, statute, rule or regulation or (b) conflict with, or result in a default or event of default under, any material agreement of any Loan Party or any other Subsidiary,

          (vi) confirming that there shall be no litigation or administrative proceeding, or regulatory development, that would reasonably be expected to have a material adverse effect on (a) the business, assets, operations, prospects, condition (financial or otherwise) or material agreements of the Parent, the Borrower and the Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the rights of or benefits available to any Credit Party under any Loan Document,

          (vii) confirming that after giving effect to the Transactions occurring on or prior to the Effective Date, neither the Borrower nor any Subsidiary shall have outstanding any shares of preferred equity securities or any Indebtedness, other than (a) Indebtedness incurred under the Loan Documents and (b) Indebtedness set forth on Schedule 7.1,

          (viii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.12, 7.13, and 7.14 on a pro forma basis immediately after giving effect to the Transactions occurring on or prior to the Effective Date,

          (ix) confirming that (i) no "Default" or "Event of Default" in each case under and as defined in the 9 3/4% Senior Note Indenture shall have occurred and remain continuing, and (ii) no "Default" or "Event of Default" in each case under and as defined in the 10 1/2% Senior Note Indenture shall have occurred and remain continuing, and

          (x) confirming that all approvals (other than immaterial approvals) and consents of all Persons (other than consents duly waived at the closing of the Transactions) required to be obtained by the Loan Parties in connection with the consummation of the Transactions shall have been obtained and shall be in full force and effect, and all notices required of any Loan Party shall have been given and all required waiting periods shall have expired.

          (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

          (g) The Administrative Agent shall have received counterparts of the Security Agreement signed on behalf of the Borrower, the Parent and each Subsidiary party thereto, together with the following:

               (i) any certificated securities representing shares of capital stock or other similar interests owned by or on behalf of any Loan Party constituting Collateral as of the Effective Date after giving effect to the Transactions occurring on or before such date;

               (ii) stock powers and instruments of transfer, endorsed in blank, with respect to such certificated securities;

               (iii) all instruments and other documents, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement; and

               (iv) a completed Perfection Certificate, dated the Effective Date and signed by the chief executive officer or a Financial Officer of each of the Borrower and the Parent, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 7.2 or have been released.

          (h) The Administrative Agent shall have received counterparts of the Guarantee Agreement signed on behalf of the Parent and each Subsidiary Guarantor.

          (i) The Administrative Agent shall have received counterparts of the Assumption Agreement signed on behalf of the Parent, the Borrower and the Holders (as defined in the Assumption Agreement).

          (j) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 6.10 is in effect.

          (k) The Lenders shall be reasonably satisfied as to the amount and nature of any environmental and employee health and safety exposures to which the Parent, the Borrower and the Subsidiaries may be subject, and with the plans of the Borrower with respect thereto.

          (l) The Lenders shall be reasonably satisfied with the current status of, and the terms of any settlement or other resolution of, any litigation or other proceedings brought against the Parent, the Borrower or any Subsidiary by or on behalf of its subscribers or by any Governmental Authority relating to its business.

          (m)  The Lenders shall be reasonably satisfied in all respects with
(i) the tax position and the contingent tax and other liabilities of, and with any tax sharing agreements among, the Parent, the Borrower and the Subsidiaries, and with the plans of the Borrower with respect thereto, (ii) the status of all franchises and licenses (including Licenses) relating to the Borrower, the Subsidiaries and the cable television systems owned and operated by the Borrower and the Subsidiaries as of the Effective Date, and (iii) the compliance by the Borrower, each Subsidiary, Insight LP and AT&T with all laws, rules, regulations and directives of all Governmental Authorities with respect to such systems.

          (n) No material adverse change (from the information previously furnished to the Agents by or on behalf of the Parent) in the condition (financial, pro forma financial, and other), operations, assets, nature of assets, liabilities, and prospects of the Parent, the Borrower and the Subsidiaries taken as a whole.

The Administrative Agent shall notify the Borrower and the Credit Parties of each of the Closing Date and the Effective Date, and each such notice shall be conclusive and binding. The Administrative Agent shall be entitled to assume that each of the conditions set forth in Sections 5.1(k), 5.1(l), 5.1(m) and 5.1(n) have been satisfied unless it shall have received notice expressly to the contrary from a Lender or the Borrower. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.2) at or prior to 3:00 p.m., New York City time, on January 31, 2001 (and, in the event such conditions are not so satisfied or waived, the Revolving Commitments, the A Term Commitments and the B Term Commitments shall terminate at such time).

     Section 5.2    Each Credit Event
                    -----------------

          The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend a Letter of Credit, is subject to the satisfaction of the following conditions:

          (a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of such issuance, amendment, renewal or extension, as applicable.

          (b) At the time of and immediately after giving effect to such Borrowing or such issuance, amendment, renewal or extension, as applicable, no Default shall have occurred and be continuing.

          (c) The Administrative Agent shall have received such other documentation and assurances as shall be reasonably required by it in connection therewith.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.

ARTICLE 6.     AFFIRMATIVE COVENANTS
               ---------------------

     Until the Revolving Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable under the Loan Documents shall have been paid in full and all Letters of Credit have expired and all LC Disbursements have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     Section 6.1    Financial Statements and Other Information
                    ------------------------------------------

          The Borrower will furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year, its audited consolidated balance sheet and related statements of operations and partners' capital and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or other material qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of operations and partners' capital and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower
(i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth (A) reasonably detailed calculations demonstrating compliance with Sections 7.12, 7.13 and 7.14 as of the most recent fiscal quarter end contemplated by such financial statements, and (B) the Subsidiary Guarantors as of the date of such certificate and (iii) stating whether any change in

GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.4 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower, any Subsidiary, the Parent, any issuer of Holding Company Debt or any manager of the Borrower with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

          (e) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may reasonably request.

     Section 6.2    Notices of Material Events
                    --------------------------

          The Borrower will furnish to the Administrative Agent and each Lender prompt (and in no event later than five Business Days after the Borrower has become aware thereof) written notice of the following:

          (a)  the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could in the good faith opinion of the Borrower reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $2,000,000; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     Section 6.3    Existence; Conduct of Business
                    ------------------------------

          The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, provided that the foregoing shall not prohibit any merger,
          --------
consolidation, liquidation or dissolution permitted under Section 7.3.

     Section 6.4    Payment and Performance of Obligations
                    --------------------------------------

          The Borrower will, and will cause each of the Subsidiaries to, pay or perform its obligations, including Tax liabilities, that, if not paid or performed, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     Section 6.5    Maintenance of Properties
                    -------------------------

          The Borrower will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     Section 6.6    Books and Records; Inspection Rights
                    ------------------------------------

          The Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     Section 6.7    Compliance with Laws
                    --------------------

          The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 6.8    Use of Proceeds
                    ---------------

          The proceeds of the Revolving Loans, A Term Loans, B Term Loans and the Letters of Credit will be used only as follows: (a) up to $1,450,000,000 to consummate the Initial Transactions and (b) for working capital and general corporate purposes not inconsistent with the terms hereof. The proceeds of the Additional Term Loans, if any, shall be used in accordance with the Effective Term Loan Supplement, provided that no part of such proceeds shall be used, directly or indirectly, to prepay the A Term Loans or the B Term Loans. No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X.

     Section 6.9    Information Regarding Collateral
                    --------------------------------

          (a) The Borrower will furnish to the Administrative Agent prompt written notice of any change in (i) the legal name of any Loan Party or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) the location of the chief executive office of any Loan Party or its principal place of business, (iii) the identity or organizational structure of any Loan Party such that a filed financing statement becomes misleading or (iv) the Federal Taxpayer Identification Number of any Loan Party. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

          (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.1(a), the Borrower shall deliver to the Administrative Agent a certificate of the chief executive officer or a Financial Officer of each of the Borrower and the Parent,
(i) setting forth the information required pursuant to Sections 1, 2 and 7, of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above, and all other actions have been taken, to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

     Section 6.10   Insurance
                    ---------

          The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, (i) adequate insurance for its insurable properties, all to such extent and against such risks, including fire, casualty, business interruption and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and (ii) such other insurance as is required pursuant to the terms of any Security Document.

     Section 6.11   Casualty and Condemnation
                    -------------------------

          (a) The Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any property owned or held by or on behalf of itself or any Subsidiary or the commencement of any action or proceeding for the taking of any property or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

          (b) If any Prepayment Event results in Net Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Administrative Agent is authorized to collect such Net Proceeds and, if received by the Borrower or any Subsidiary, such Net Proceeds shall be paid over to the Administrative Agent, provided that (i) to the extent that the Borrower or any of the Subsidiaries intends to use any such Net Proceeds to repair, restore, reinvest or replace assets of the Borrower or any of the Subsidiaries as provided in the proviso of the definition of the term "Net Proceeds", the Administrative Agent shall, subject to the provision of such proviso, deliver such Net Proceeds to the Borrower, (ii) otherwise, the Administrative Agent shall, and the Borrower hereby authorizes the Administrative Agent to, apply such Net Proceeds, to the extent that they are Net Proceeds, to prepay the Loans in accordance with Section 2.7 and (iii) all proceeds of business interruption insurance shall be paid over to the Borrower unless a Default has occurred and is continuing.

          (c) All proceeds received by or paid to the Administrative Agent that do not constitute Net Proceeds shall be paid over to the Borrower, on behalf of the relevant Loan Parties, unless an Event of Default has occurred and is continuing.

     Section 6.12   Additional Subsidiaries
                    -----------------------

          If any Subsidiary (other than a Subsidiary that is a party to both the Guarantee Agreement and the Security Agreement) is formed or acquired after the Agreement Date, the Borrower will notify the Administrative Agent and the Lenders in writing thereof not later than the tenth Business Day after the date on which such Subsidiary is formed or acquired and (a) the Borrower will cause such Subsidiary to (i) execute and deliver each applicable Guarantee Document (or otherwise become a party thereto in the manner provided therein) and become a party to each applicable Security Document in the manner provided therein, in each case not later than the tenth Business Day after the date on which such Subsidiary is formed or acquired and (ii) promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request and (b) if any Equity Interests issued by any such Subsidiary are owned or held by or on behalf of the Borrower or any Subsidiary Guarantor or any loans, advances or other debt is owed or owing by any such Subsidiary to the Borrower or any Subsidiary Guarantor, the Borrower will cause such Equity Interests and promissory notes and other instruments evidencing such loans, advances and other debt to be pledged pursuant to the Security Documents not later than the tenth Business Day after the date on which such Subsidiary is formed or acquired.

     Section 6.13   Further Assurances
                    -------------------

               The Borrower will, and will cause each Subsidiary Guarantor to, execute any and all further documents, financing statements, agreements (including guarantee agreements and security agreements) and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect (including as a result of any change in applicable law) the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Borrower. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

     Section 6.14   Environmental Compliance
                    ------------------------

               The Borrower will, and will cause each Subsidiary to, use and operate all of its facilities and property in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except where noncompliance with any of the foregoing could not reasonably be expected to have a Material Adverse Effect.


ARTICLE 7.     NEGATIVE COVENANTS
               ------------------

               Until the Revolving Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable under the Loan Documents shall have been paid in full and all Letters of Credit have expired and all LC Disbursements have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     Section 7.1    Indebtedness; Equity Interests
                    ------------------------------

               (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                    (i)    Indebtedness under the Loan Documents;

                    (ii) Indebtedness existing on the date hereof and set forth in Schedule 7.1, but not any extensions, renewals or replacements of any such Indebtedness;

                    (iii) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, provided that (A) Indebtedness is incurred prior
                               --------
     to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (iii) shall not, without duplication, exceed $25,000,000 at any time outstanding;

          (iv) Indebtedness of any Person that becomes a Subsidiary after the date hereof, provided that (A) such Indebtedness exists at the time such
                  --------
     Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (iv) shall not, without duplication, exceed $25,000,000 at any time outstanding;

          (v) Indebtedness of the Borrower to any Subsidiary Guarantor and of any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor;

          (vi) deferred Management Fees which have been subordinated upon terms and conditions acceptable to the Lenders;

          (vii) unsecured Indebtedness of the Borrower having no maturity or scheduled amortization prior to the date that is one year after the B Term Maturity Date, so long as (a) both before and after giving effect to the incurrence thereof, no Default (including, on a pro-forma basis, under the financial covenants) shall exist, (b) both before and after giving effect to the incurrence thereof, the Borrower is in compliance with the Pro Forma Debt Service Ratio, (c) no Subsidiary will be permitted to Guarantee such Indebtedness, and (d) the covenants and default provisions applicable to such Indebtedness shall be no more restrictive than those contained in this Credit Agreement;

          (viii) Guarantees by the Borrower of Indebtedness of any Subsidiary Guarantor and by any Subsidiary Guarantor of Indebtedness of the Borrower (other than under paragraph (vii) above) or any other Subsidiary Guarantor; and

          (ix) other unsecured Indebtedness of the Borrower and the Subsidiaries in an aggregate principal amount not, without duplication, exceeding $25,000,000 at any time outstanding.

      (b) The Borrower will not, and will not permit any Subsidiary to, issue any Equity Interest, other than

          (i) Equity Interests issued by any Subsidiary to the Borrower or any Subsidiary Guarantor,

          (ii) additional perpetual common Equity Interests issued by the Borrower to the extent that, simultaneously with such issuance, the Secured Parties shall obtain a continuing first perfected Lien thereon pursuant to the Security Documents,

          (iii) Disqualified Equity of any Subsidiary to the extent permitted under Section 7.1(a), and

          (iv) Equity Interests issued by any Subsidiary (A) in full or partial consideration of any purchase or other acquisition by such Subsidiary for fair value pursuant to Section 7.4(g), or, (B) to the extent permitted under Section 7.5(e).

  Section 7.2  Liens

          The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a)   Liens created under the Loan Documents;

          (b)   Permitted Encumbrances;

          (c) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 7.2, provided
                                                                      --------
that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (d) security interests on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary, provided that (i)
                                                           --------
such security interests secure Indebtedness permitted by clause (iii) of Section 7.1, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary; and

          (e) security interests existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary, provided that (i) such
                                                    --------
security interests secure Indebtedness permitted by clause (iv) of Section 7.1,
(ii) such security interests are not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as applicable, (iii) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary and (iv) such security interests shall secure only the Indebtedness that they secure on the date of such acquisition or the date such Person becomes a Subsidiary, as applicable, and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof.

     Section 7.3     Fundamental Changes
                     -------------------

               (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the Equity Interests (or all or substantially all of the Equity Interests within the meaning of clause (a) of such defined term) issued by any of the Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto, no Default shall or would have occurred and be continuing:

                    (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving entity, and any Subsidiary may merge into any Subsidiary Guarantor in a transaction in which such Subsidiary Guarantor is the surviving entity;

                    (ii) any Subsidiary may merge with any Person in a transaction that is not permitted by clause (i) of this Section 7.3(a), provided that such merger is permitted by Sections 7.4 or
                      --------
              7.5, as applicable;

                    (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Borrower or to any Subsidiary Guarantor;

                    (iv) the Borrower or any Subsidiary may sell, transfer, lease or otherwise dispose of its assets in a transaction that is not permitted by clause (iii) of this Section 7.3(a), provided
                                                                    --------
              that such sale, transfer, lease or other disposition is also permitted by Section 7.5; and

                    (v) any Subsidiary (other than a Subsidiary Guarantor) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.

                (b) The Borrower will not, and will not permit any of the Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Subsidiaries on the date of execution of this Credit Agreement and businesses which are now, or which in the future shall have become, directly related thereto.

     Section 7.4     Investments, Loans, Advances, Guarantees and Acquisitions
                     ---------------------------------------------------------

                The Borrower will not, and will not permit any Subsidiary to, purchase, hold or acquire (including pursuant to any merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, make or permit to exist any Guarantees of any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions (including pursuant to any merger)) any assets of any other Person constituting a business unit, except:

          (a)  Permitted Investments;

          (b) investments existing on the date hereof and set forth in Schedules 4.12 and 7.4;

          (c) investments made by the Borrower in the Equity Interests of any Subsidiary Guarantor and made by any Subsidiary Guarantor in the Equity Interests of any other Subsidiary Guarantor;

          (d) loans or advances made by the Borrower to any Subsidiary Guarantor and made by any Subsidiary to the Borrower or any Subsidiary Guarantor;

          (e) acquisitions made by the Borrower from any Subsidiary Guarantor and made by any Subsidiary Guarantor from the Borrower or any other Subsidiary Guarantor;

          (f) acquisitions permitted by Section 7.5(d), provided that such acquisitions shall be Cable Television System Acquisitions;

          (g) if at the time thereof and immediately after giving effect thereto no Default shall have occurred or would be continuing, Cable Television System Acquisitions, in an aggregate amount not to exceed $100,000,000;

          (h)  Guarantees permitted by Section 7.1;

          (i) investments, loans, advances, Guarantees and acquisitions expressly contemplated by the Initial Transactions;

          (j)  the Greenwood Acquisition; and

          (k) if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing other investments, loans, advances, Guarantees and acquisitions, provided that the sum of (i) the
                                              --------
aggregate consideration paid by the Borrower or any Subsidiary in connection with all such acquisitions, (ii) the aggregate amount of all such other investments, loans and advances outstanding and (iii) the amount of obligations and liabilities outstanding in the aggregate that is Guaranteed pursuant to all such other Guarantees shall not exceed $40,000,000 at any time.

     Section 7.5  Asset Sales
                  -----------

          The Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) of any asset, including any Equity Interest, nor will the Borrower permit any Subsidiary to issue any Equity Interest, except:

          (a) sales, transfers, leases and other dispositions of inventory, used or surplus equipment, other obsolete or unnecessary assets and Permitted Investments, in each case in the ordinary course of business;

          (b) sales, transfers, leases and other dispositions made by the Borrower to any Subsidiary Guarantor and made by any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor;

          (c) issuances of Equity Interests to the extent permitted by Section 7.1(b);

          (d) if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, cable television system asset exchanges for fair value, provided that the assets received are held by the Borrower or any of its Wholly-Owned Subsidiaries; and

          (e) one or more sales, transfers, leases or other disposition of assets or sales or issuances of Equity Interests (each an "Asset Transfer"),
                                                           --------------
provided that with respect to each such Asset Transfer pursuant to this Section
--------
7.5(e), the following conditions have been satisfied:

              (i) no Default shall exist immediately before or after giving effect thereto,

              (ii) the sum of (A) a fraction (expressed as a percentage), the numerator of which is the Consolidated Operating Cash Flow attributable to the property being sold, transferred, leased or otherwise disposed of, and the denominator of which is the Consolidated Operating Cash Flow, in each case for the four fiscal quarter period ended in respect of which the financial statements required by Section 6.1(a) or (b) have been delivered immediately preceding the date of such Asset Transfer, plus (B) with respect to each other property sold, transferred, leased or otherwise disposed of in accordance with this Section 7.5(e) during the one year period ending on the date of such Asset Transfer, the percentage calculated with respect thereto under Section 7.5(e)(ii)(A) at the time of the Asset Transfer, shall not exceed 30%,

              (iii) the sum of (A) the percentage calculated with respect to such property being disposed of or exchanged, as the case may be, under Section 7.5(e)(ii)(A), plus (B) with respect to each other
                                       ----
          property disposed of or exchanged, as the case may be, in accordance with this Section 7.5(e) during the period commencing on the Effective Date and ending on the date of such Asset Transfer, the percentage calculated with respect thereto under Section 7.5(e)(ii)(A) at the time of the Asset Transfer shall not exceed 50%,

               (iv) each Asset Transfer permitted by this Section 7.5(e) shall be made for fair value, and, subject to usual and customary escrow, hold-back or similar arrangements that, by their terms, expire within 6 months thereof, not less than 90% of such value shall be payable in cash substantially simultaneously with such Asset Transfer, and

               (v) (A) the Borrower will be in compliance with each of the financial covenants contained in Sections 7.12, 7.13 and 7.14 on a pro-forma basis after giving effect to such Asset Transfer, (B) the Administrative Agent and the Lenders shall have been given five Business Days' prior written notice thereof, and (C) the Administrative Agent shall have received a certificate signed by a Financial Officer, identifying the subject properties, the name of the other party to the Asset Transfer, setting forth the total consideration to be paid in respect of such Asset Transfer, and certifying as to the matters set forth in clauses (A) and (B) hereof.

     Section 7.6    Sale and Lease-Back Transactions
                    --------------------------------

          The Borrower will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     Section 7.7    Hedging Agreements
                    ------------------

          The Borrower will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements with one or more Lenders or their Affiliates entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

     Section 7.8    Restricted Payments
                    -------------------

          The Borrower will not, and will not permit any of the Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any Restricted Payment, except:

          (a) the Borrower may declare and pay dividends and other distributions with respect to its Equity Interests payable solely in perpetual common Equity Interests;

          (b) any Subsidiary may declare and pay dividends and other distributions with respect to its Equity Interests to the Borrower or any Subsidiary Guarantor;

          (c) so long as no Default shall be in existence or would result therefrom, the Borrower may declare and pay dividends and other distributions to the Parent for the sole purpose of paying (i) regularly scheduled payments of interest on the 10 1/2% Senior Notes to the extent required to be paid in cash, and (ii) regularly scheduled payments of principal and interest on the 9 3/4% Senior Notes to the extent required to be paid in cash;

          (d) the Borrower may declare and pay dividends and other distributions to holders of its Equity Interests, provided that (1) such distributions are for
                                    --------
the sole purpose of paying cash interest that is due and payable on Designated Holding Company Debt, (2) after giving effect to any such distribution, the Borrower would be in pro forma compliance with all financial covenants including the Pro Forma Debt Service Ratio, and (3) no Default or Event of Default shall be in existence or would result therefrom.

          (e) so long as no Default would exist both immediately before and after giving effect thereto, each of Insight Indiana and Insight Kentucky Partners II, L.P., a Delaware limited partnership may accrue and pay quarterly the Management Fee to Insight LP, provided that all such Management Fees shall be fully subordinated to all obligations under the Loan Documents pursuant to the Affiliate Subordination Agreement;

          (f) the Borrower may from time to time make Restricted Payments to its sole member for the sole purpose of paying the ongoing estimated and actual Federal, state and local income tax liabilities, if any, of such member (or such member's direct or indirect member(s) or partners (hereinafter the "Taxed Members"), provided that (A) immediately before giving effect thereto, no Event of Default shall exist, and (B) such Restricted Payments shall not, in the aggregate, exceed in any taxable year, the aggregate amount of Federal, state and local income tax liabilities due and payable by its Taxed Members during such taxable year, solely as a direct result of such Taxed Member's direct or indirect interest in the Borrower, assuming, for purposes of this paragraph 7.8(f), that, all such Taxed Members will be taxed on the Net Taxable Amount (as defined below) in respect of such taxable year at the rate (expressed as a percentage) equal to the sum of the aggregate of the highest Federal, state and local effective income tax rates (expressed as a percentage) in effect for such taxable year and applicable to a New York City taxpayer with respect to the type of income (including ordinary, capital and alternative minimum taxable income) included in Net Taxable Amount. The "Net Taxable Amount" for any year shall be
                                     ------------------
the amount of the Borrower's taxable income under Code Section 703(a) (except that items required to be separately stated under Code Section 703(a)(1) shall not be separately stated) as if it were a partnership for federal income tax purposes;

          (g) the Borrower may make distributions to the Parent to allow the Parent to make investments in Insight Ohio or Insight Ohio Holdings to help fund the capital needs of Insight Ohio, provided that both immediately before and
                                   --------
after giving effect thereto (i) the aggregate sum of all distributions pursuant to this Section 7.8(g) shall not have a fair market value (determined at the time of each such distribution) in excess of $40,000,000 and (ii) no Default shall be in existence or would occur; and

          (h) the Borrower may make Restricted Payments for any purpose if (i) no Default or Event of Default shall be in existence or would result therefrom and (ii) the Leverage Ratio is less than 3.25:1.00 (after giving effect to each such Restricted Payment).

     Section 7.9   Transactions with Affiliates
                   ----------------------------

          The Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) of any property or assets to, or purchase, lease or otherwise acquire (including pursuant to a merger) any property or assets from, or otherwise engage in any other transaction with, any Affiliate, except (a) the agreements existing on the date hereof and set forth in Schedule 7.9, (b) in the ordinary course of business at prices and on terms and conditions substantially similar to those available to the Borrower or such Subsidiary on an arms-length basis from unrelated third parties, and (c) for the issuance of perpetual common Equity Interests by the Borrower to its Affiliates, to the extent not otherwise prohibited hereby, provided that this Section shall not apply to any transaction
                   --------
that is permitted under Section 7.1, 7.3, 7.4, 7.5 or 7.8, between or among the Loan Parties and not involving any other Affiliate.

     Section 7.10  Restrictive Agreements
                   ----------------------

          The Borrower will not, and will not permit any of the Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement binding on the Borrower or any Subsidiary that prohibits, restricts or imposes any condition upon (i) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien (other than Liens prohibited under cable television franchise agreements) upon any of its property or assets (unless such agreement or arrangement does not prohibit, restrict or impose any condition upon the ability of any Loan Party to create, incur or permit to exist any Lien in favor of the Secured Parties created under the Loan Documents) or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary, provided that (a) the
                                                      --------
foregoing shall not apply to restrictions and conditions imposed by law or by the Loan Documents, (b) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 7.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (c) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions
                                               --------
and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (d) clause (i) of this Section shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Credit Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and
(e) clause (i) of this Section shall not apply to customary provisions in leases restricting the assignment thereof.

     Section 7.11   Amendment of Material Documents
                    -------------------------------

          The Borrower will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under any Initial Transaction Document, the Management Agreements or its certificate of incorporation, by-laws or other organizational documents, other than amendments, modifications or waivers that would not reasonably be expected to adversely affect the Credit Parties, provided that the Borrower shall deliver or cause to be delivered to the
--------
Administrative Agent and each Lender a copy of each such amendment, modification or waiver promptly after the execution and delivery thereof.

     Section 7.12   Interest Coverage Ratio
                    -----------------------

          The Borrower will not permit the Interest Coverage Ratio as of the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below with respect to such period:

  ==========================================================================
                    Period                                Ratio
  --------------------------------------------------------------------------
   Agreement Date through September 30, 2002             2.00:1.00
  --------------------------------------------------------------------------
   October 1, 2002 through September 30, 2003            2.25:1.00
  --------------------------------------------------------------------------
   October 1, 2003 and thereafter                        2.50:1.00
  ==========================================================================


     Section 7.13   Pro Forma Debt Service Ratio
                    ----------------------------

          The Borrower will not permit the Pro Forma Debt Service Ratio as of the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below with respect to such period:

  ==========================================================================
                           Period                       Ratio
  --------------------------------------------------------------------------
   Agreement Date through December 31, 2001           1.10:1.00
  --------------------------------------------------------------------------
   January 1, 2002 and thereafter                     1.20:1.00
  ==========================================================================


     Section 7.14   Leverage Ratio
                    --------------

          The Borrower will not permit the Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

   ========================================================================
                           Period                          Ratio
   ------------------------------------------------------------------------
    Agreement Date through December 31, 2001            5.50:1.00
   ------------------------------------------------------------------------
    January 1, 2002 through December 31, 2002           5.25:1.00
   ------------------------------------------------------------------------
    January 1, 2003 through December 31, 2003           4.75:1.00
   ------------------------------------------------------------------------
    January 1, 2004 through December 31, 2004           4.25:1.00
   ------------------------------------------------------------------------
    January 1, 2005 through December 31, 2005           3.75:1.00
   ------------------------------------------------------------------------
    January 1, 2006 and thereafter                      3.25:1.00
   ========================================================================

ARTICLE 8.  EVENTS OF DEFAULT
            -----------------

        If any of the following events ("Events of Default") shall occur:
                                         -----------------

               (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

               (b) the Borrower shall fail to pay any interest on any Loan or on any reimbursement obligation in respect of any LC Disbursement or any fee, commission or any other amount (other than an amount referred to in clause (a) of this Article) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

               (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any other Subsidiary in or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

               (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 6.3, 6.8, 6.10, 6.12, 6.13 or 6.14 or in Article 7, or any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in the Security Documents or Section 1 or 10 of the Guarantee Agreement;

               (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document to which it is a party (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after such Loan Party shall have obtained knowledge thereof;

               (f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Obligations, when and as the same shall become due and payable (after giving effect to any applicable grace period);

               (g) any event or condition occurs that results in any Material Obligations becoming due prior to its scheduled maturity or payment date, or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Obligations or any trustee or agent on its or their behalf to cause any Material Obligations to become due prior to its scheduled maturity or payment date or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (in each case after giving effect to any applicable cure period), provided that
                                                                  --------
this clause (g) shall not apply to secured Indebtedness that becomes due solely as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

               (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Parent, the Borrower, any Subsidiary or any issuer of Designated Holding Company Debt, or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent, the Borrower, any Subsidiary or any issuer of Designated Holding Company Debt, or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

               (i) the Parent, the Borrower, any Subsidiary or any issuer of Designated Holding Company Debt, shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent, the Borrower, any Subsidiary or any issuer of Designated Holding Company Debt, or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

               (j) the Parent, the Borrower, any Subsidiary or any issuer of Designated Holding Company Debt, shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

               (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Parent, the Borrower, any Subsidiary or any issuer of Designated Holding Company Debt, or any combination thereof (which shall not be fully covered by insurance without taking into account any applicable deductibles) and the same shall remain undischarged or unbonded for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Parent, the Borrower, any Subsidiary or any issuer of Designated Holding Company Debt, to enforce any such judgment;

               (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding (i) $5,000,000 in any year or (ii) $10,000,000 for all periods;

               (m) (i) any Loan Document shall cease, for any reason, to be in full force and effect, or any Loan Party shall so assert in writing or shall disavow any of its obligations thereunder or (ii) any material representation, warranty, covenant or other obligation for the benefit of the Borrower or any of its Affiliates contained in any Initial Transaction Document that, by its terms, survives for any period shall cease, for any reason, to so survive;

               (n) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or
(ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Security Agreement or any foreclosure, distraint, sale or similar proceedings have been commenced with respect to any Collateral;

               (o) any "Default" or "Event of Default", in each case under and as defined in the 9 3/4% Senior Note Indenture, shall have occurred and be continuing, or any "Default" or "Event of Default", in each case under and as defined in the 10 1/2% Senior Note Indenture, shall have occurred and be continuing, or any default or event of default under any instrument or other agreement evidencing Designated Holding Company Debt;

               (p) one or more franchises, licenses (including Licenses), permits, rights, approvals, authorizations or agreements of the Borrower or any Subsidiary to own or operate any cable television system or systems owned or operated by the Borrower or any Subsidiary is not renewed, expires, or is terminated, suspended or revoked, and such nonrenewal, expiration, termination, suspension or revocation would reasonably be expected to have a Material Adverse Effect; or

               (q) a Change in Control shall occur;

then, and in every such event (other than an event described in clause (h) or (i) of this Article with respect to the Borrower or any Subsidiary), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions (whether before or after the Effective Date), at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan

Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event described in clause (h) or (i) of this Article (other than with respect to the Parent), the Commitments shall automatically terminate (whether before or after the Effective Date) and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE 9.     THE ADMINISTRATIVE AGENT
               ------------------------

               Each Credit Party hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

               The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

               The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Credit Parties as shall be necessary under the circumstances as provided in Section 10.2), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any of the Subsidiaries or any other Loan Party that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Credit Parties as shall be necessary under the circumstances as provided in
Section 10.2) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Credit Party (and, promptly after its receipt of any such notice, it shall give each Credit Party and the Borrower notice thereof), and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth therein, (iv) the validity, enforceability, effectiveness or genuineness thereof or any other agreement, instrument or other document or
(v) the satisfaction of any condition set forth in Article 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

               The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

               The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent, provided that no such delegation shall
                                       --------
serve as a release of the Administrative Agent or waiver by the Borrower of any rights hereunder. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

               Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Credit Parties and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor from among the Lenders reasonably acceptable to the Borrower. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Credit Parties, appoint a successor Administrative Agent from among the Lenders which shall be a bank with an office in New York, New York, or an Affiliate of any such bank with minimum capital and undivided surplus of not less than $500,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring Administrative

Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

               Each Credit Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Credit Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. Each Credit Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Credit Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Loan Document, any related agreement or any document furnished thereunder.

               Notwithstanding anything in any Loan Document to the contrary, no Co-Syndication Agent or Documentation Agent acting in such capacity shall have any duty or obligation under the Loan Documents.

ARTICLE 10.    MISCELLANEOUS
               -------------

     Section 10.1   Notices
                    -------

     Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

             (a) if to the Borrower, to it at 810 Seventh Avenue, New York, New York 10019, Attention of Matthew Siegel, Senior Vice President - Finance (Telephone No. (917) 286-2300; Facsimile No. 917 286-2301), with a copy to Sonnenschein Nath & Rosenthal, 1221 Avenue of the Americas, New York, New York 10020, Attention of Robert L. Winikoff, Esq. (Telephone No. (212) 768-6700, Facsimile No. (212) 768-1800);

             (b) if to the Administrative Agent, or BNY as Issuing Bank to it at One Wall Street, New York, New York 10286, Attention of: Renee Dudley (Telephone No. (212) 635- 4975); Facsimile No. (212) 635-6365 or 6366 or 6367, with a copy to The Bank of New York, at One Wall Street, New York, New York 10286, Attention of: Michael Masters (Telephone No. (212) 635-8742; Facsimile No. (212) 635-
6434); and

             (c) if to any other Credit Party, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given on the date of receipt.

     Section 10.2   Waivers; Amendments
                    -------------------

             (a) No failure or delay by any Credit Party in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Credit Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance, amendment, extension or renewal of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Credit Party may have had notice or knowledge of such Default at the time.

             (b) Neither any Loan Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders, provided
                                                                       --------
that no such agreement shall (i) increase any Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or any reimbursement obligation with respect to a LC Disbursement, or reduce the rate of any interest (other than under Section 3.1(b)), or reduce any fees, payable under the Loan Documents, without the written consent of each Credit Party affected thereby, (iii) postpone the date of any amortization payment or other payment at stated maturity of any Loan or the date of payment of any reimbursement obligation with respect to an LC Disbursement, any interest or any fees payable under the Loan Documents, or reduce the amount of, or waive or excuse any such payment, without the written consent of each Credit Party affected thereby, (iv) change any provision hereof in a manner that would alter the pro rata sharing of payments required by Section 2.10(b), the application of mandatory prepayments required by Section 2.7(b), or the pro rata reduction of Revolving Commitments required by Section 2.5(d), without the written consent of each Credit Party affected thereby, (v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, (vi) release the Parent or any Subsidiary Guarantor from its Guarantee under the Guarantee Documents (except as expressly provided herein or in the Security Documents), or limit its liability in respect of such Guarantee, without the written consent of each Lender, or (vii) release all or substantially all of the Collateral from the Liens of the Loan Documents, without the written consent of each Lender, and provided, further, that no such agreement shall amend, modify or otherwise
--------
affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, as applicable.

     Section 10.3   Expenses; Indemnity; Damage Waiver
                    ----------------------------------

             (a) The Borrower shall pay (i) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Credit Agreement or any amendments, modifications or waivers of the provisions of any Loan Document (whether or not the transactions contemplated thereby shall be consummated),
(ii) all out-of-pocket costs and expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket costs expenses incurred by any Credit Party, including the reasonable fees, charges and disbursements of any counsel for any Credit Party and any expert witness fees, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket costs and expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

             (b) The Borrower shall indemnify each Credit Party and each Related Party thereof (each such Person being called an "Indemnitee") against, and hold
                                                 ----------
each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or Letter of Credit or the use of the proceeds thereof including any refusal of the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Parent, the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Parent, the Borrower or any of the Subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such
                                                         --------
indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

             (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as applicable, an amount equal to the product of such unpaid amount multiplied by a fraction, the numerator of which
                              -------------
is such Lender's Total Credit Exposure and the denominator of which is aggregate Total Credit Exposure of all Lenders (in each case determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, in the event that no Lender shall have any Total Credit Exposure at such time, as of the last time at which any Lender had a Total Credit Exposure), provided that the unreimbursed expense or indemnified loss, claim, damage,
--------
liability or related expense, as applicable, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such.

             (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct and actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement, instrument or other document contemplated thereby, the Transactions or any Loan or any Letter of Credit or the use of the proceeds thereof.

             (e) All amounts due under this Section shall be payable promptly but in no event later than ten days after written demand therefor.

     Section 10.4   Successors and Assigns
                    ----------------------

             (a) The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Credit Party (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each Credit Party) any legal or equitable right, remedy or claim under or by reason of any Loan Document.

             (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Revolving Commitment or obligations in respect of its LC Exposure, A Term Commitment, B Term Commitment and/or Additional Term Loan Commitment and the Loans at the time owing to it), provided that (i) except in
                                                   --------
the case of an assignment to a Lender or an Affiliate or Approved Fund of any Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or any portion of a Revolving Commitment or obligations in respect of its LC Exposure, the Issuing Bank) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate or Approved Fund of any Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Commitment, the amount of the Revolving Commitment, A Term Loans and Additional Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 and after giving effect to such assignment such Lender shall have Commitments, A Term Loans and Additional Term Loans outstanding equal to at least

$5,000,000 unless the Borrower and the Administrative Agent otherwise consent,
(iii) except in the case of an assignment to a Lender or an Affiliate or Approved Fund of any Lender or an assignment of the entire remaining amount of the assigning Lender's B Term Commitment, the amount of the B Term Loan Commitment and B Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 without the consent of the Borrower and the Administrative Agent, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance together with (unless otherwise agreed by the Administrative Agent or in connection with an assignment to an existing Lender or an Affiliate thereof) a processing and recordation fee of $3,500, provided that in the case of assignments on the same day by a Lender to more than one fund managed or advised by the same investment advisor, such assignments shall be deemed to be a single assignment for purposes of the calculation and payment of such processing and recordation fee, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, and provided further, that any consent of the
                                     --------
Borrower otherwise required under this paragraph shall not be required if a Default has occurred and is continuing or during the Initial Syndication Period. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under the Loan Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.5, 3.6, 3.7 and 10.3). Any assignment or transfer by a Lender of rights or obligations under the Loan Documents that does not comply with this paragraph shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

             (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Revolving Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register
                                         --------
shall be conclusive absent clearly demonstrable error, and the Borrower and each Credit Party may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Credit Party, at any reasonable time and from time to time upon reasonable prior notice.

             (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Credit Agreement unless it has been recorded in the Register as provided in this paragraph.

             (e) Any Lender may, without the consent of the Borrower or any Credit Party, sell participations to one or more banks or other entities (each such bank or other entity being called a "Participant") in all or a portion of
                                          -----------
such Lender's rights and obligations under the Loan Documents (including all or a portion of its Revolving Commitment, LC Exposure and outstanding Revolving Loans, A Term Loans, B Term Loans and Additional Term Loans owing to it), provided that (i) such Lender's obligations under the Loan Documents shall
--------
remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties and the Credit Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of any Loan Documents, provided that such agreement or
                                               --------
instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.2(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.5 and 3.6 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph
(b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.8 as though it were a Lender, provided
                                                                        --------
that such Participant agrees to be subject to Section 2.10(c) as though it were a Lender.

             (f) A Participant shall not be entitled to receive any greater payment under Section 3.5 or 3.7 than the Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.7 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.7(e) as though it were a Lender.

             (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations under the Loan Documents or substitute any such pledgee or assignee for such Lender as a party hereto.

     Section 10.5     Survival
                      --------

             All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Credit Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of any Loan Document and the making of any Loans and the issuance of any Letter of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any LC Disbursement or any fee or any other amount payable under the Loan Documents is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 3.5, 3.6, 3.7 and 10.3, 10.9, 10.10 and Article 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the LC Disbursements, the expiration or termination of the Letters of Credit and the termination of the Commitments or the termination of this Credit Agreement or any provision hereof.

     Section 10.6     Counterparts; Integration; Effectiveness
                      ----------------------------------------

             This Credit Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. This Credit Agreement and any separate letter agreements with respect to fees payable to any Credit Party or the syndication of the credit facilities established hereunder (including the commitment letter issued to the Borrower in connection herewith) constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.1, this Credit Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto (the "Closing Date"), and thereafter shall be binding upon and inure to the benefit
 ------------
of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of this Credit Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Credit Agreement.

     Section 10.7     Severability
                      ------------

             In the event any one or more of the provisions contained in this Credit Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 10.8     Right of Setoff
                      ---------------

             If an Event of Default shall have occurred and be continuing, each of the Lenders and their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by it to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Credit Agreement held by it, irrespective of whether or not it shall have made any demand under this Credit Agreement and although such obligations may be unmatured. The rights of each the Lenders and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that it may have.

     Section 10.9     Governing Law; Jurisdiction; Consent to Service of Process
                      ----------------------------------------------------------

             (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

             (b) Each party to this Credit Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Credit Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Credit Agreement shall affect any right that the Administrative Agent or any other Credit Party may otherwise have to bring any action or proceeding relating to this Credit Agreement or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

             (c) Each party to this Credit Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Credit Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

             (d) Each party to this Credit Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.1. Nothing in this Credit Agreement will affect the right of any party to this Credit Agreement to serve process in any other manner permitted by law.

     Section 10.10    WAIVER OF JURY TRIAL
                      --------------------

             EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS CREDIT AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 10.11    Headings
                      --------

             Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Credit Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Credit Agreement.

     Section 10.12    Interest Rate Limitation
                      ------------------------

             Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "charges"), shall exceed the maximum lawful rate (the "maximum rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all of the charges payable in respect thereof, shall be limited to the maximum rate and, to the extent lawful, the interest and the charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated, and the interest and the charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the maximum rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                         INSIGHT MIDWEST HOLDINGS, LLC
                               CREDIT AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      INSIGHT MIDWEST HOLDINGS, LLC
                                      By: Insight Midwest L.P., its sole member
                                      By: Insight Communications Company, L.P.,
                                          its sole general partner
                                      By: Insight Communications Company, Inc.,
                                          its sole general partner


                                      By: _____________________________________
                                      Name:  Matthew Siegel
                                      Title: Senior Vice President, Finance

                         INSIGHT MIDWEST HOLDINGS, LLC
                               CREDIT AGREEMENT


                                       THE BANK OF NEW YORK, as a Lender, as
                                       Issuing Bank, and as Administrative Agent


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

                         INSIGHT MIDWEST HOLDINGS, LLC
                               CREDIT AGREEMENT


                                       BANK OF AMERICA, N.A., as a Lender and
                                       as a Co-Syndication Agent


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

                         INSIGHT MIDWEST HOLDINGS, LLC
                               CREDIT AGREEMENT


                                        FLEET NATIONAL BANK, as a Lender and
                                        as Documentation Agent


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                         INSIGHT MIDWEST HOLDINGS, LLC
                               CREDIT AGREEMENT


                                       TORONTO DOMINION (TEXAS), INC., as
                                       a Lender and as a Co-Syndication Agent


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

                         INSIGHT MIDWEST HOLDINGS, LLC
                               CREDIT AGREEMENT


                                        THE CHASE MANHATTAN BANK


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                         INSIGHT MIDWEST HOLDINGS, LLC
                               CREDIT AGREEMENT


                                        [LENDER]


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________